This is filed pursuant to Rule 497(e).
File Nos. 2-79807 and 811-3586.






(LOGO)                                 ALLIANCE MUNICIPAL TRUST
____________________________________________________________

P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
____________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        November 1, 2001

____________________________________________________________

                        TABLE OF CONTENTS
                                                             Page

Investment Objectives and Policies.........................

Investment Restrictions....................................

Management.................................................

Purchases and Redemption of Shares.........................

Additional Information.....................................

Daily Dividends-Determination of Net Asset Value...........

Taxes......................................................

General Information........................................

Financial Statements and Reports of Independent Accountants.

Appendix A-Description of Municipal Securities.............   A-1

Appendix B-Description of Securities Ratings...............   B-1

This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the prospectus, dated November 1, 2001, of Alliance Municipal Trust (the "Prospectus"). Financial statements for Alliance Municipal Trust (the "Fund") for the year ended June 30, 2001 are included in the Fund's annual reports to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual reports may be obtained by contacting the Fund at the address or telephone number shown above.





__________________________
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.





___________________________________________________________

               INVESTMENT OBJECTIVES AND POLICIES
___________________________________________________________

         Alliance Municipal Trust (the "Fund") is an open-end management investment company. The Fund was reorganized as a Massachusetts business trust in April 1985, having previously been a Maryland corporation since formation in January 1983. Effective November 1, 1991, the Fund's former name of Alliance Tax-Exempt Reserves was changed to Alliance Municipal Trust.

         The Fund consists of eleven distinct portfolios, the General Portfolio, the New York Portfolio, the California Portfolio, the Connecticut Portfolio, the New Jersey Portfolio, the Virginia Portfolio, the Florida Portfolio, the Massachusetts Portfolio, the Pennsylvania Portfolio, the Ohio Portfolio and the North Carolina Portfolio (each a "Portfolio"), each of which is, in effect, a separate fund issuing a separate class of shares. The investment objectives of each Portfolio are safety of principal, liquidity and, to the extent consistent with these objectives, maximum current income that is exempt from income taxation to the extent described below. As a matter of fundamental policy, each Portfolio normally invests at least 80% of its net assets in high-quality municipal securities. For purposes of this policy, net assets include any borrowings for investment purposes. As a matter of fundamental policy, each Portfolio, except the Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, pursues its objectives by investing in high-quality municipal securities having remaining maturities of one year (397 days with respect to the New Jersey and Virginia Portfolios), or less, which maturities may extend to 397 days (which maturities may extend to such greater length of time as may be permitted from time to time pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the "Act"). The Florida, Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios pursue their objectives by investing in high-quality municipal securities having remaining maturities of 397 days or less (or such greater length of time as permitted under Rule 2a-7).

         While no Portfolio may change any "fundamental" policy without shareholder approval, the other investment policies set forth in this SAI may be changed by a Portfolio upon notice but without such approval. Except as otherwise provided above, each Portfolio's investment objectives and policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed without a shareholder vote. The Fund may in the future establish additional portfolios which may have different investment objectives. There can be no assurance, as is true with all investment companies, that any Portfolio will achieve its investment objectives.

         Although the Portfolios may invest up to 20% of their total assets in taxable money market securities, substantially all of each Portfolio's income normally will be tax-exempt. Each Portfolio investing in a particular state may purchase municipal securities issued by other states if Alliance Capital Management L.P. (the "Adviser" or "Alliance") believes that suitable municipal securities of that state are not available for investment. To the extent of its investments in other states' municipal securities, a Portfolio's income will be exempt only from Federal income tax, not state personal income tax or other state tax.

         General Portfolio. To the extent consistent with its other investment objectives, the General Portfolio seeks maximum current income that is exempt from Federal income taxes by investing principally in a diversified portfolio of high-quality municipal securities. Such income may be subject to state or local income taxes.

         New York Portfolio. To the extent consistent with its other investment objectives, the New York Portfolio seeks maximum current income that is exempt from Federal, New York State and New York City personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by New York State or its political subdivisions, or securities otherwise exempt from New York state income tax. Except when the New York Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New York state income tax and net assets include any borrowings for investment purposes. Shares of the New York Portfolio are offered only to New York State residents.

         California Portfolio. To the extent consistent with its other investment objectives, the California Portfolio seeks maximum current income that is exempt from both Federal income taxes and California personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of California or its political subdivisions, or securities otherwise exempt from California State income tax. Except when the California Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United

States territories or possessions such as Puerto Rico or securities otherwise exempt from California state income tax and net assets include any borrowings for investment purposes.
Shares of the California Portfolio are available only to California residents.

         Connecticut Portfolio. To the extent consistent with its other investment objectives, the Connecticut Portfolio seeks maximum current income that is exempt from Federal and Connecticut personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by Connecticut or its political subdivisions, or securities otherwise exempt from Connecticut state income tax. Except when the Connecticut Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Connecticut state income tax and net assets include any borrowings for investment purposes.
Shares of the Connecticut Portfolio are offered only to Connecticut residents.

         New Jersey Portfolio. To the extent consistent with its other investment objectives, the Portfolio seeks maximum current income that is exempt from Federal and New Jersey State personal income taxes by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of New Jersey or its political subdivisions, or securities otherwise exempt from New Jersey state income tax. Except when the New Jersey Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from New Jersey state income tax and net assets include any borrowings for investment purposes. Shares of the New Jersey Portfolio are offered only to New Jersey residents.

         Virginia Portfolio. To the extent consistent with its other investment objectives, the Virginia Portfolio seeks maximum current income that is exempt from both Federal income taxes and Virginia personal income tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Virginia or its political subdivisions, or securities otherwise exempt from Virginia state income tax. Except when the Virginia Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Virginia state income tax and net assets include any borrowings for investment purposes. Shares of the Virginia Portfolio are available only to Virginia residents.

         Florida Portfolio. To the extent consistent with its other investment objectives, the Florida Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Florida intangible tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Florida or its political subdivisions, or securities otherwise exempt from Florida state intangible tax. Except when the Florida Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Florida state income tax and net assets include any borrowings for investment purposes. Shares of the Florida Portfolio are available only to Florida residents.

         Massachusetts Portfolio. To the extent consistent with its other investment objectives, the Massachusetts Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Massachusetts tax by investing principally in a non-diversified portfolio of high quality municipal securities issued by the Commonwealth of Massachusetts or its political subdivisions, or otherwise exempt from Massachusetts state income tax. Except when the Massachusetts Portfolio assumes a temporary defensive position, at least 80% of its net assets will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Massachusetts state income tax and net assets include any borrowings for investment purposes. The Massachusetts Portfolio may invest in restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act of 1933 (the "Securities Act"). Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Massachusetts Portfolio are offered only to Massachusetts residents.

         Pennsylvania Portfolio. To the extent consistent with its other investment objectives, the Pennsylvania Portfolio seeks maximum current income that is exempt from both Federal income taxes and Commonwealth of Pennsylvania tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the Commonwealth of Pennsylvania or its political subdivisions, or securities otherwise exempt from Pennsylvania state income tax. Except when the Pennsylvania Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Pennsylvania state income tax and net assets include any borrowings for investment purposes. The Pennsylvania Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Pennsylvania Portfolio are offered only to Pennsylvania residents.

         Ohio Portfolio. To the extent consistent with its other investment objectives, the Ohio Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of Ohio tax by investing principally in a non-diversified portfolio of high-quality municipal securities issued by the State of Ohio or its political subdivisions, or securities otherwise exempt from Ohio state income tax. Except when the Ohio Portfolio assumes a temporary defensive position, at least 80% of its net assets, at the time of investment, normally will, as a matter of fundamental policy, be so invested. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise exempt from Ohio state income tax and net assets include any borrowings for investment purposes. The Ohio Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the Ohio Portfolio are offered only to Ohio residents.

         North Carolina Portfolio. To the extent consistent with its other investment objectives, the North Carolina Portfolio seeks maximum current income that is exempt from both Federal income taxes and State of North Carolina tax. As a matter of fundamental policy, the North Carolina Portfolio normally invests at least 80% of its net assets, at the time of investment, in a portfolio of high-quality municipal securities issued by the State of North Carolina or its political subdivisions, or securities otherwise exempt from North Carolina state income tax. For purposes of this policy, municipal securities also include municipal securities issued by United States territories or possessions such as Puerto Rico or securities otherwise from North Carolina state income tax and net assets include any borrowings for investment purposes. The North Carolina Portfolio may invest in restricted securities. Those restricted securities that are determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, including securities eligible for resale under Rule 144A under the Securities Act, will not be treated as illiquid securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act. Shares of the North Carolina Portfolio are offered only to North Carolina residents.

         To the extent suitable New York, California,
Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania, Ohio and North Carolina municipal securities, as applicable, are not available for investment by the respective Portfolio, the respective Portfolio may purchase municipal securities issued by other states and political subdivisions.
The dividends designated as derived from interest income on such municipal securities generally will be exempt from Federal income taxes but will not be exempt from applicable taxes in the named states.

Municipal Securities

         The term "municipal securities," as used in the Prospectus and this SAI, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax) from Federal income taxes. The municipal securities in which the Portfolios invest are limited to those obligations which at the time of purchase:

         1. are backed by the full faith and credit of the United States; or

         2. are municipal notes, municipal bonds or other types of municipal securities rated in the two highest rating categories by the requisite nationally recognized statistical rating organizations ("NRSROs") such as Moody's Investors Services, Inc. or Standard and Poor's Corporation, or judged by the Adviser to be of comparable quality. (See Appendix A for a description of municipal securities and Appendix B for a description of these ratings.)

Rule 2a-7 under the Act

         Each Portfolio will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that a Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, each Portfolio may invest only in U.S. dollar-denominated "Eligible Securities" (as that term is defined in the Rule) that have been determined by the Adviser to present minimal credit risks pursuant to procedures approved by the Trustees. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "requisite NRSROs"). Unrated securities may also be Eligible Securities if the Adviser determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in Appendix B attached hereto.

         Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7 the General Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the United States Government, its agencies and instrumentalities. The remaining Portfolios of the Fund are subject to this restriction with respect to 75% of their assets. The Portfolios may not invest in a "conduit security" of a second tier issuer if immediately after the acquisition thereof the Portfolio would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities. A conduit security for purposes of Rule 2a-7 is a security nominally issued by a municipality, but dependent for principal and interest payments on non-municipal issuer's revenues from a non-municipal project.

Alternative Minimum Tax

         Each Portfolio of the Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law,
(1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds, will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.

         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Fund assets may be invested.

Taxable Securities And Temporary Defensive Position

         Although each Portfolio of the Fund is, and expects to be, largely invested in municipal securities, each Portfolio may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. For temporary defensive purposes, when, in the judgment of the Adviser, financial, economic, and/or market conditions warrant, each Portfolio may invest any amount of its total assets in taxable money market securities. When the Portfolios are investing for temporary defensive purposes, they may not achieve their investment objectives. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of a Portfolio's investment, and such Portfolio's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less. Taxable money market securities purchased by a Portfolio include those described below:

         1. marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities; or

         2. certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance
              Corporation; or

         3. commercial paper of prime quality rated in the two highest rating categories by the requisite NRSROs or, if not rated, issued by companies which have an outstanding debt issue rated in the two highest rating categories by the requisite NRSROs. (See Appendix B for a description of these ratings.)

Repurchase Agreements

         Each Portfolio may also enter into repurchase agreements pertaining to the types of securities in which it may invest. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Each Portfolio requires continuous maintenance of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a counterparty defaulted on its repurchase obligation, a

Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements are currently entered into with counterparties deemed to be creditworthy by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with State Street Bank and Trust Company ("State Street Bank"), the Fund's Custodian. For each repurchase agreement, the Fund requires continual maintenance of the market value of the underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than 397 days. In the event that a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

Reverse Repurchase Agreements

         Each Portfolio may enter into reverse repurchase agreements, which involve the sale of securities held by such Portfolio with an agreement to repurchase the securities at an agreed upon price, date and interest payment, although no Portfolio has entered into, nor has any plans to enter into, such agreements.

Adjustable Rate Obligations

         The interest rate payable on certain municipal securities in which a Portfolio may invest, called "adjustable" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a adjustable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of a Portfolio to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of an adjustable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of adjustable rate municipal securities enhances the ability of a Portfolio to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by a Portfolio may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets a Portfolio's investment quality requirements.

         Adjustable rate obligations purchased by a Portfolio may include participation interests in variable rate industrial development bonds that are backed by irrevocable letters of credit or guarantees of banks that meet the criteria for banks described above in "Taxable Securities." Purchase of a participation interest gives a Portfolio an undivided interest in certain such bonds. A Portfolio can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the bank from which it purchased the instrument and draw on the letter of credit for all or any part of the principal amount of such Portfolio's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to such Portfolio, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Banks retain portions of the interest paid on such adjustable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. Each Portfolio will comply with Rule 2a-7 with respect to its investments in adjustable rate obligations supported by letters of credit. A Portfolio will not purchase participation interests in adjustable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by such Portfolio from the bonds in which it holds participation interests is exempt from Federal income taxes. The Adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by such Portfolio on the basis of published financial agency reports and other research services to which the Adviser may subscribe.

Standby Commitments

         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by a Portfolio are valued at zero in determining net asset value. Where a Portfolio pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of a Portfolio's portfolio of securities.

When-Issued Securities

         Municipal securities are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month after the purchase of municipal bonds and notes. During the period between purchase and settlement, no payment is made by a Portfolio to the issuer and, thus, no interest accrues to such Portfolio from the transaction. When-issued securities may be sold prior to the settlement date, but a Portfolio makes when-issued commitments only with the intention of actually acquiring the securities. To facilitate such acquisitions, the Fund's Custodian will maintain, in a separate account of each Portfolio, cash, U.S. Government or other liquid high-grade debt securities, having value equal to, or greater than, such commitments. Similarly, a separate account will be maintained to meet obligations in respect of reverse repurchase agreements. On delivery dates for such transactions, a Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from the available cash flow. If a Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time a Portfolio makes the commitment to purchase a municipal security on a when-issued basis, it records the transaction and reflects the value of the security in determining its net asset value. No when-issued commitments will be made if, as a result, more than 15% of a Portfolio's net assets would be so committed. This limitation does not apply to the Ohio and North Carolina Portfolios.

Illiquid Securities

         No Portfolio will invest more than 10% of its net assets in illiquid securities (including illiquid restricted securities with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios.) As to these securities, a Portfolio is subject to a risk that should the Portfolio desire to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Illiquid securities may include securities that are not readily marketable and, with respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, securities subject to legal or contractual restrictions on resale. With respect to the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios, which may invest in restricted securities, restricted securities determined by the Adviser to be liquid will not be treated as "illiquid" for purposes of the restriction on illiquid securities.

Senior Securities

         None of the Portfolios will issue senior securities except as permitted by the Act or the rules, regulations, or interpretations thereof.

General

         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. There can be no assurance, as is true with all investment companies, that a Portfolio's objectives will be achieved. The achievement of a Portfolio's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which a Portfolio invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. Each Portfolio generally will hold securities to maturity rather than follow a practice of trading. However, a Portfolio may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.

         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS.
THE FOLLOWING POLICIES RELATE TO THE MASSACHUSETTS, PENNSYLVANIA,
OHIO AND NORTH CAROLINA PORTFOLIOS.

         Restricted Securities. The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may also purchase restricted securities, including restricted securities determined by the Adviser to be liquid in accordance with procedures adopted by the Trustees, such as securities eligible for resale under Rule 144A of the Securities Act. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act.

         In recent years, a large institutional market has developed for certain types of restricted securities including, among others, private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because they are sold in transactions not requiring registration. For example, commercial paper issues include, among others, securities issued by major corporations without registration under the Securities Act in reliance on the exemption from registration afforded by Section 3(a)(3) of such Act and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must also be made in an exempt transaction.
Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Institutional investors, rather than selling these instruments to the general public, often depend on an efficient institutional market in which such restricted securities can be readily resold in transactions not involving a public offering. In many instances, therefore, the existence of contractual or legal restrictions on resale to the general public does not, in practice, impair the liquidity of such investments from the perspective of institutional holders. In recognition of this fact, the Staff of the Securities and Exchange Commission (the "Commission") has stated that Section 4(2) paper may be determined to be liquid by the Trustees, so long as certain conditions, which are described below, are met.

         Rule 144A under the Securities Act establishes a safe harbor from the Securities Act's registration requirements for resale of certain restricted securities to qualified institutional buyers. Pursuant to Rule 144A, the institutional restricted securities markets may provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders on a timely basis. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, however, could affect adversely the marketability of such portfolio securities and the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

         The Adviser takes into account a number of factors in determining whether a restricted security being considered for purchase is liquid, including at least the following:

         (i) the frequency of trades and quotations for the security;

         (ii) the number of dealers making quotations to purchase or sell the security;

         (iii) the number of other potential purchasers of the security;

         (iv) the number of dealers undertaking to make a market in the security;

         (v) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer);
               and

         (vi) any applicable Commission interpretation or position with respect to such types of securities.

         To make the determination that an issue of Section 4(2) paper is liquid, the Adviser must conclude that the following conditions have been met:

         (i) the Section 4(2) paper must not be traded flat or in default as to principal or interest; and

         (ii) the Section 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO; if the security is unrated, the Adviser must determine that the security is of equivalent quality.

         The Adviser must also consider the trading market for the specific security, taking into account all relevant factors.

         Following the purchase of a restricted security by the Massachusetts, Pennsylvania, Ohio or North Carolina Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

Asset-Backed Securities

         The Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios may invest in asset-backed securities that meet their existing diversification, quality and maturity criteria. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose corporation. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer.

Special Risk Factors of Concentration in a Single State

         The primary purpose of investing in a portfolio of a single state's municipal securities is the special tax treatment accorded that state's resident individual investors. However, payment of interest and preservation of principal is dependent upon the continuing ability of the state's issuers and/or obligors of its state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the concentration of the New York, California, Connecticut, New Jersey, Virginia, Florida, Massachusetts, Pennsylvania or Ohio or North Carolina Portfolio (individually, a "State Portfolio") versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of the relevant state's issues with those of more diversified portfolios, including other states' issues, before making an investment decision. The Adviser believes that by maintaining each State Portfolio's investment portfolio in liquid, short-term, high-quality investments, including the participation interests and other variable rate obligations that have credit support such as letters of credit from major financial institutions, the State Portfolio is largely insulated from the credit risks that exist on long-term municipal securities of the relevant state.

         The following summaries are included for the purpose of providing a general description of credit and financial conditions of each State Portfolio and are based on information from official statements (described more fully below) made available in connection with the issuance of certain securities in such states. The summaries are not intended to provide a complete description of such states. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material aspects. These summaries do not provide specific information regarding all securities in which the Fund is permitted to invest and in particular do not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

NEW YORK PORTFOLIO

    The following is based on information obtained from the Annual Information Statement of the State of New York, dated
October 2, 2001.

Debt Reform Act of 2000

    The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts);
(c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

    The cap on new State-supported debt outstanding begins at
0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuance's during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

    The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

    In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

    As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

    National economic growth slowed significantly during the second half of 2000 and first half of 2001, as the longest economic expansion on record starts its eleventh year. Real U.S. Gross Domestic Product (GDP) grew by 0.2 percent during the second quarter of 2001, following growth of 1.9 percent in the last quarter of 2000 and 1.3 percent during the first quarter of 2001. Real U.S. GDP is expected by the Division of the Budget ("DOB") to grow by 1.7 percent for the year, following a 4.1 percent increase in 2000.

    In an attempt to boost the economy, the Federal Reserve Board has cut the federal funds target rate nine times in 2001 by a total of 400 basis points. Lower interest rates are expected to stimulate growth in consumption, housing investment and business spending.

    Personal income is estimated to have grown 7.0 percent in 2000 and 6.1 percent during the first quarter of 2001. Growth in wages and salaries and interest income are the primary factors which contributed to strong personal income growth for 2000. Slower growth in wages and interest income is expected for 2001. Overall, personal income growth of 4.8 percent is expected in 2001. Non-agricultural employment grew 2.2 percent in 2000, but growth is expected to slow to 0.6 percent in 2001, given the current economic slowdown. The unemployment rate averaged 4.0 percent during 2000, but is expected to average 4.6 percent in 2001, as employment and output growth weaken.

    There are significant risks to the current forecast. In the light of the events of September 11, output growth could be weaker due to the sudden decline in economic activity in the days immediately following the disaster, particularly in the transportation, communications, and financial sectors. Corporate profits, which have already declined for four consecutive quarters, may be reduced further, resulting in more employee layoffs and less capital investment than expected. Should the stock market decline more than projected, the resulting decline in the value of household wealth, coupled with employee layoffs, could further reduce consumer confidence and consumption growth. Slower global growth than anticipated could cause greater declines in exports, posing additional risk to the national economy. Should all of the risks mentioned above materialize, the national economy could slip into a recession. However, in the intermediate future, efforts to rebuild in the aftermath of the World Trade Center disaster could stimulate sustained growth beyond what is currently anticipated.

    The economic forecast for the State has been modified from that presented with the Executive Budget for 2001-02 to reflect more recent economic data, as well as the change in the national outlook. Continued growth is projected for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in financial sector bonus payments and strong growth in total employment. State personal income is projected to grow 3.3 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy.

    The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the DOB forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.

Recent Events Related to New York City Terrorist Attack

    The State, in close cooperation with the federal government and the City of New York, is carefully assessing the economic and fiscal implications of the terrorist attack that occurred in New York City (the "City") on September 11, 2001. The Division of the Budget (DOB) expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruptions to business activity and tax payment processes. The State anticipates that it will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. To the extent such reserves need to be utilized in the current fiscal year, the General Fund closing balance would decrease and these reserves would be unavailable to guard against financial plan risks in future fiscal years. The State does not believe the attack or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

    On September 11, 2001, the President of the United States declared the City a national disaster area. The disaster declaration made New York eligible for extraordinary financial assistance from the federal government. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. The State expects to receive a significant share of federal funding for the costs of emergency operations and the reconstruction of damaged sections of the City. In addition, the State has asked for federal assistance to compensate for economic and revenue losses that may follow in the aftermath of the attack. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

2001-02 Fiscal Year Financial Plan

    The 2001-02 Financial Plan described below does not contain any revisions related to the impact of the attack on the World
Trade Center in New York City on September 11, 2001.

    In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total $43.61 billion, an increase of $3.73 billion over 2000-01 results. DOB has substantially revised its economic forecast for the 2001-02 fiscal year, and is calling for national and State economic growth to fall below the estimates contained in the Executive Budget Financial Plan released in February 2001 (the "February Financial Plan").

    Total General Fund receipts in the 2001-02 Financial Plan are projected to total $43.61 billion, an increase of $951 million over the February Financial Plan estimates. However, after adjusting for the movement of additional receipts from the 2000-01 surplus that were made available in the 2001-02 fiscal year through the tax refund reserve transaction, total projected receipts in the 2001-02 Financial Plan are $263 million below the February Financial Plan estimates.

    General fund disbursements, including transfers to other funds, are projected to total $41.99 billion in fiscal year 2001-02, an increase of $2.29 billion over 2000-01. Projected disbursements in the 2001-02 Financial Plan exceed the February Financial Plan estimates by $650 million, with the net growth in spending comprised of the following: $785 million in higher costs from the failure to achieve cost-saving measures proposed in the

Executive Budget; $291 million for costs incurred in 2000-01 but payable in 2001-02, and $159 million in new costs based upon spending results to date. These spending increases are offset in part by $585 million in savings from the Legislature's elimination of proposed General Fund support for various programs and new initiatives proposed by the Governor.

    The Legislature failed to take final action on the 2001-02 Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

2000-2001 Fiscal Year

    The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

    In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

    The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

    General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May 2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

    The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

    The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

    The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

    General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

    The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

    The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the General
Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

    The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

    General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of 6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

    2000-01 Fiscal Year

    Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

    The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

    General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly
8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent.

    General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. Net other financing sources in the General Fund decreased $369 million (60.5 percent).

    An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

    Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

    An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments
- education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

    1999-2000 Fiscal Year

    The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

    Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

    Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources increased $192 million (45.9 percent).

    An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion.
Revenues increased $4.46 billion over the prior fiscal year (15.3 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

    Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

    An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129 million. Revenues increased $93 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

    1998-99 Fiscal Year

    The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

    Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

    Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

    Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

    An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

    Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

    An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

Economic Overview

    New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

    The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

    Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

    Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

    New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

    Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

    Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

    The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

    In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

    State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

    The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

    Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs.
From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-2002 fiscal year.

    In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York
("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the

Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

    The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

    Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and several business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

    State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

    The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

    The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation
Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

    There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

    The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

    The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

    The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-97
through 2000-01.   For its 1999-2000 fiscal year, which ended
June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

    The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

    The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

    In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

    The City's projected budget gaps for the 2004 and 2005 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2003 budget are not taken into account in projecting the budget gaps for the 2004 and 2005 fiscal years.

    Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

    Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

    The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

    While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

    Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

    Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

    The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.

    Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 State Financial Plan. The State believes that the proposed 2001-02 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2001-02 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 State Financial Plan.

CALIFORNIA PORTFOLIO

    The following is based on information obtained from a Preliminary Official Statement, dated August 31, 2001, as supplemented September 19, 2001, relating to $5,700,000,000 State of California 2001-02 Revenue Anticipation Notes (the "Official
Statement").

Constitutional Limits on Spending and Taxes

    Certain California (the "State") constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of the State's municipal securities to pay interest and principal on municipal securities.

    Article XIII B. On November 6, 1979, the State's voters approved Proposition 4, which added Article XIII B to the State Constitution. Pursuant to Article XIII B, the State is subject to an annual appropriations limit (the "Appropriations Limit").

    Article XIII B was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. (See "Proposition 98" below.) "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by the entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subsidies to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds.

    Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes). The Appropriations Limit may also be exceeded in cases of emergency.

    The State's yearly Appropriations Limit is based on the limit for the prior year with annual adjustments for changes in California per capita personal income and population and any transfers of financial responsibility for providing services to or from another unit of government.

    As originally enacted in 1979, the Appropriations Limit was based on 1978-79 fiscal year authorizations to expend proceeds of taxes and was adjusted annually to reflect changes in cost of living and population (using different definitions, which were modified by Proposition 111). Starting in the 1991-92 Fiscal Year, the Appropriations Limit was recalculated by taking the actual 1986-87 limit and applying the annual adjustments as if Proposition 111 had been in effect.

    Proposition 98. On November 8, 1988, voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level, and the operation of the State Appropriations Limit, primarily by guaranteeing local schools and community colleges ("K-14 schools") a minimum share of General Fund revenues. Under Proposition 98 (as modified by "Proposition 111" which was enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues (the "first test"), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIII B by reference to State per capita personal income) and enrollment (the "second test"), or (c) a third test, which would replace the second test in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income. Under the third test, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If the third test is used in any year, the difference between the third test and the second test would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 Fiscal Year, implementing Proposition 98, determined the K-14 schools' funding guarantee under the first test to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. However, that amount has been adjusted to 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

    During the recession in the early 1990s, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from Fiscal Year 1991-92 to Fiscal Year 1993-94.

    In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact.

State Indebtedness

    The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

    The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond law is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

    As of August 1, 2001, the State had outstanding $23,683,878,000 aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $10,937,499,000 of long-term general obligations bonds. This latter figure consists of $3,897,034,000 of authorized commercial paper notes (of which $596,445,000 was outstanding), which had not yet been refunded by general obligation bonds, and $7,040,465,000 of other authorized but unissued general obligation debt (including the most recent voter authorizations).

    The General Obligation Bond Law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. As of August 1, 2001, there was no variable rate indebtedness outstanding; however, the State plans to issue such indebtedness in the future.

    In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State's lease obligation, which are marketed to investors.

    As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. Between spring 1992 and summer 1994, the State had depended upon external borrowing, including borrowings extending into the subsequent fiscal year, to meet its cash needs, including repayment of maturing Notes and Warrants. The State has not had to resort to such cross-year borrowing after the 1994-95 Fiscal Year. The State did not issue any revenue anticipation notes during the 2000-01 fiscal year, the first such occurrence in eighteen years.

Prior Fiscal Years' Financial Results

    Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing occurred over the end of the last five fiscal years.

    The economy grew strongly during the fiscal years beginning in 1995-96, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in 1998-99, and $8.2 billion in 1999-2000) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures.

         The 2000 Budget Act, signed by the Governor on June 30, 2000, assumed General Fund revenues and transfers of $73.9 billion, a 3.8 percent increase over 1999-00 estimates. The 2000 Budget Act appropriated $78.8 billion from the General Fund, a
17.3 percent increase over 1999-00 and reflected the use of $5.5 billion from the Special Fund for Economic Uncertainties ("SFEU") available from surpluses in the prior year. In order not to place undue pressure on future budget years, about $7.0 billion of the increased spending in 2000-01 was for one-time expenditures and investments.

    The extraordinary fiscal resources available in 2000-01 allowed the State to provide significantly increased funding for K-12 schools, higher education and health and human services.
New funding was also provided on a one-time basis to local governments. Significant moneys were devoted for capital outlay. A total of $2.0 billion of General Fund money was appropriated for transportation improvements, supplementing gasoline tax revenues normally used for that purpose. This was part of a $6.9 billion Transportation Congestion Relief Program to be implemented over six years. In addition, the Budget Act included $570 million from the General Fund in new funding for housing programs. A total of about $1.5 billion of tax relief was enacted as part of the budget process.

Fiscal Year 2001-02 Budget

    The 2001-02 Governor's Budget, released January 10, 2001, estimated 2001-02 General Fund revenues and transfers to be about $79.4 billion, and proposed $82.9 billion in expenditures, utilizing a portion of the surplus expected from 2001-01. The Governor proposed budget reserves in 2001-02 of $2.4 billion, including $500 million for unplanned litigation costs.

    The May Revision disclosed a reversal of the recent General Fund financial trend, as a result of the slowdown in economic growth in the State starting in the first quarter of 2001 and, most particularly, the steep drop in stock market levels since early 2000. The 2001 Budget Act projects General Fund revenues in 2001-02 will be about $75.1 billion, a drop of $2.9 billion from revised 2000-01 estimates and $4.3 billion below the estimate in the 2001-02 Governor's Budget. Most of the drop is attributed to the personal income tax, which reflects both slower job and wage growth and a severe decline in capital gains and stock option income, which is included in personal income tax statistics. Lower corporate earnings are projected to result in a drop in the corporate income tax, and sales taxes are projected to increase slightly.

    The Fiscal Year 2001 Budget Act was signed by the Governor on July 26, 2001, almost four weeks after the start of the fiscal year. The Governor vetoed almost $500 million General Fund expenditures from the Budget passed by the Legislature. The spending plan for 2001-02 includes General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilizes more than half of the budget surplus as of June 30, 2001, but still leaves a projected balance in the SFEU at June 30, 2002 of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumes that, during the course of the fiscal year, the $6.1 billion advanced by the General Fund to the Department of Water Resources for power purchases will be repaid with interest. (See "Recent Developments Regarding Energy," below.)

    The 2001 Budget Act also includes Special Fund expenditures of $21.3 billion and Bond Fund expenditures of $3.2 billion. The State anticipates issuing approximately $5.7 billion of revenue anticipation notes during the fiscal year as part of its cash management program.

    Some of the important features of the 2001 Budget Act are:
(1)Proposition 98 per pupil spending was increased by 4.9 percent to $7,002; (2) higher education funding was increased to allow for enrollment increases at both the University of California and the California State University system with no fee increases; (3) health, welfare and social services generally are fully funded for anticipated caseload growth; and (4) about $125 million in new General Fund tax relief, primarily for senior citizens property tax assistance and certain new tax credits aimed at rural areas and agricultural equipment.

    The tragic events of September 11 have resulted in increased uncertainty regarding the economic and revenue outlook. Past experience suggests that shocks to American society of far lesser severity have resulted in a temporary loss in consumer and business confidence and a reduction in the rate of economic growth. With the U.S. economy already on the edge of recession before the attacks, a downturn in California's economy is now a distinct possibility, with a corresponding reduction in State General Fund revenues. It is not possible at this time to project how much the State's economy may be affected. However, it should be noted that California's economy is very diverse, and is as well positioned as any to withstand and eventually recover from the effects of the September 11 attacks.

    Of particular importance to California General Fund revenues, the stock market sold off sharply when trading resumed on September 17 after weakening throughout much of the summer. Continued stock market weakness will very likely result in revenues from capital gains and stock options falling below projections, but the impact is not expected to exceed the budget reserve which has been set aside for 2001-02.

    Since the May revision was completed, tax revenues were below forecast by a net amount of $213 million (0.3%) for May and June, 2001 and by $142 million (1.7%) during July and August of the current 2001-02 budget year. In addition, since enactment of the 2001 Budget Act, the Legislature has passed several additional spending bills or tax credits totaling over $150 million for the General Fund; however, it is not known at this time whether the Governor will approve all or part of these additional expenditures. These reduced revenues and possible increased expenditures would, in the absence of offsetting expenditure reductions, reduce the budgeted reserve in the SFEU of $2.6 billion.

Recent Developments Regarding Energy

    Development of the Power Supply Program. In mid-2000, wholesale electricity prices in California began to rise, swiftly and dramatically. Retail electricity rates permitted to be charged by California's investor-owned utilities had previously been frozen by California law. The resulting shortfall between revenues and costs adversely affected the creditworthiness of the investor-owned utilities and their ability to purchase electricity.

    In January 2001, the Governor of California determined that the electricity available from California's utilities was insufficient to prevent widespread and prolonged disruption of electric service in California and proclaimed a state of emergency to exist in California under the California Emergency Services Act. The Governor directed the Department of Water Resources of the State ("DWR") to enter into contracts and arrangements for the purchase and sale of electric power as necessary to assist in mitigating the effects of the emergency (the "Power Supply Program"). The Governor's proclamation was followed by the enactment of legislation authorizing the Power Supply Program and related orders of the California Public Utilities Commission ("CPUC").

    DWR began selling electricity to approximately 10 million retail end-use customers in California (the "Customers") in January 2001. The Customers are also served by three investor-owned utilities, Pacific Gas and Electric Company ("PG&E"), Southern California Edison Company ("SCE") and San Diego Gas & Electric Company ("SDG&E") (collectively called the "IOUs"). DWR purchases power from wholesale suppliers under long-term contracts and in short-term and spot market transactions. DWR electricity is delivered to the Customers through the transmission and distribution systems of the IOUs and payments from the Customers and collected for DWR by the IOUs pursuant to servicing arrangements ordered by the CPUC.

    Financing the Power Supply Program. DWR has announced plans to issue approximately $12.5 billion aggregate principal amount of revenue bonds in a series of bond sales to finance and refinance the Power Supply Program. The bonds will be limited obligations of DWR payable solely from revenues and other funds held under the revenue bond trust indenture after provision is made for the payment of power purchase costs and other operating expenses of the Power Supply Program. Revenues will consist primarily of payments to DWR by Customers for electricity. Although it was anticipated that DWR would have been able to start selling revenue bonds in October 2001, the timing of the DWR bond sales is dependent upon action by the CPUC and other factors, including potential legal challenges or other impediments to the sales. For a number of reasons, the CPUC has delayed taking the necessary action and the timing of the DWR bond sales therefore cannot be determined with certainty at this time.

    Between January 17, 2001 and August 23, 2001, DWR has committed $10.2 billion under the Power Supply Program. DWR's Power Supply Program has been financed by: (i) unsecured, interest-bearing loans from the General Fund of the State ("State loans") aggregating $6.1 billion; (ii) secured loans from banks and other financial institutions aggregating $4.3 billion ("Interim loans"); and (iii) DWR revenues from power sales to Customers aggregating $2.0 billion through August 23, 2001. Proceeds of the DWR revenue bonds (net of expenses and provisions for capitalized interest and reserve funds) will be used first, to repay the Interim loans, and second, to repay the State loans and provide working capital for the Power Supply Program. The last State loans were made in late June 2001, before the Interim loans were made; as of August 14, 2001, approximately $1.9 billion of proceeds from the Interim loans had not been contractually committed and was available for Power Supply Program expenditures. The Interim loans are not a general objection of the State and are not repayable from the General Fund.

    The Administration does not project that the State will need to make additional State loans to support the DWR Power Supply Program even if DWR does not issue its revenue bonds as planned during the 2001-02 fiscal year. DWR projects that its funds on hand at the date of the Official Statement and projected revenues appear to be sufficient to finance the Power Supply Program. The cash needs of the Power Supply Program depend, among other things, on future power purchase costs, the timing and amount of revenues from power sales, the availability of additional interim loans, and the timing of the issuance of revenue bonds by DWR. The Power Supply Act limits loans and advances from the State under the Power Supply Act after November 15, 2001, to amounts required for short-term cash flow purposes of no more than $500 million in the aggregate and requires repayment with 180 days. However, the Governor has the power under the Emergency Services Act to order additional loans or other advances to DWR if needed to further mitigate the emergency.

    The State expects to maintain adequate cash reserves to fund its normal operations during the 2001-02 fiscal year whether or not DWR repays the State loans during the fiscal year. The State plans to issue short-term notes to assure that adequate cash balances are maintained. The State has regularly issued short-term debt in the past to meet its cash flow needs.

    Power Supply Program after 2002. DWR's Power Supply Program is designed to cover the shortfall between the amount of electricity required by Customers and the amount of electricity furnished to the Customers by the IOUs (the "net short") until December 31, 2002. Thereafter and until the DWR revenue bonds are retired, DWR will sell electricity purchased under long-term contracts to Customers but under current law is not authorized to provide the balance of any net short required by the Customers (the "residual net short"). The Administration and the CPUC are developing plans to have the IOUs purchase the residual net short after DWR is no longer authorized to do so. Alternatively, it is possible that the Power Supply Program will be extended by legislation or that another State agency will be authorized to develop a successor program.

    Litigation. A number of lawsuits and regulatory proceedings have been commenced concerning various aspects of the current energy situation. These include disputes over rates set by the CPUC; responsibility for the electricity and natural gas purchases made by the IOUs and the California Independent Systems Operator ("ISO"); continuing contractual obligations of certain small independent power generators; and antitrust and fraud claims against various parties. These actions do not seek a judgment against the State's General Fund, and in some cases neither the State nor the DWR is even a party to these actions. However, these cases may have an impact on the price or supply of energy in California.

    Prospects. A combination of relatively mild summer weather, conservation, increased generating capacity, long-term power supply contracts entered into by the DWR and improved generator reliability has allowed the State to avoid the periodic rolling blackouts that had been widely predicted for the summer. While a severe heat wave or other factors adversely affecting power supplies could still pose a threat of blackouts, it appears that the State will complete the peak summer demand season with minimal, if any, supply disruption.

    Since January 2001, the Governor and Legislature have implemented a number of steps through new laws and Executive Orders to respond to the energy problems in the State. These steps include expediting power plant construction and other means of increasing electricity supplies, implementing vigorous energy conservation programs, and entering into long-term power supply and natural gas supply contracts to reduce reliance on spot markets.

    The State Department of Finance believes that the potential economic impacts of the electricity situation, including increased energy costs, are mitigated by the fact that California is a relatively energy-efficient state, ranking 50th among the 50 states in per capita electricity consumption, according to U.S. Department of Energy data for 1999. The Department of Finance estimates that electricity rate increases approved by the CPUC to date amount to less than 0.5 percent of estimated gross State product and should have a relatively minor effect on the State's economy. These effects were considered and included in the economic forecast underlying the May Revision revenue and expenditure estimates.

    While the State expects that the measures described above, coupled with conservation, load management and improved energy efficiency, will continue to enable the State to avoid disruptions of the supply of electricity to the public, and will lower wholesale power prices and ultimately promote the financial recovery of the IOUs, the situation continues to be fluid and subject to many uncertainties. There can be no assurance that there will not be future disruptions in power supplies or related developments which could adversely affect the State's economy, and which could in turn affect State revenues, or the health and comfort of its citizens.

Economic Overview

    California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. Since 1994, California's economy has been performing strongly after suffering a deep recession between 1990-93.

    Fuel and other energy prices have risen sharply in recent months. The State Department of Finance notes that the State and national economies are much more energy-efficient than during the energy crises of the 1970s and early 1980s, and that, adjusted for inflation, motor fuel prices are still 20 percent below the 1981 level. See "Recent Developments Regarding Energy," above.

Litigation

    The State is a party to numerous legal proceedings, many of which normally occur in governmental operation. Certain of these proceedings, if decided against the State, may require it to make significant future expenditures or may impair future revenue sources.

CONNECTICUT PORTFOLIO

         The following is based on information obtained from an Official Statement, dated June 15, 2001, relating to $904,575,000 State of Connecticut General Obligation Bonds (2001 Series B), the Information Supplement to the Annual Information Statement of the State of Connecticut dated June 20, 2001, and the Annual Information Statement of the State of Connecticut dated January 29, 2001.

General Fund Budgets

Adopted Budget 1999-2000 and 2000-2001

         The Governor submitted his proposed budget document to the legislature on February 10, 1999. The budget document included a proposed General Fund budget for fiscal year 1999-2000 and fiscal year 2000-2001. Special Act No. 99-10 made General Fund appropriations and set forth estimated revenues for the 1999-2000 and 2000-2001 fiscal years, and constitutes the adopted budget.

         The adopted budget for fiscal year 1999-2000 anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million, with an estimated year end surplus of $64.4 million. For fiscal year 2000-2001, the adopted budget anticipated General Fund revenues of $11,090.0 million and General Fund expenditures of $11,085.2 million, with a surplus of $4.8 million. The adopted budget was within the expenditure limits prescribed by Article XXVIII of the Amendments to the Constitution of the State of Connecticut in conjunction with
Section 2-33a of the General Statutes, $68.6 million below the cap in fiscal year 1999-2000 and $59.3 million below the cap in fiscal year 2000-2001.

Midterm Budget Adjustments

         Per Section 4-71 of the Connecticut General Statutes, the Governor is required to submit a status report to the General Assembly on the biennial budget enacted in the previous year. The status report shall include any recommendations for adjustments and revisions to the enacted budget. On February 9, 2000, the Governor submitted to the General Assembly a status report including detailed projections of expenditures and revenues and proposed Midterm Budget Adjustments for the 1999-2000 and 2000-2001 fiscal years. Special Act No. 00-13 containing the General Assembly's Midterm Budget Adjustments for fiscal years 1999-2000 and 2000-2001 was passed by both Houses, and was signed into law by the Governor on May 5, 2000.

         Fiscal Year 1999-2000. As part of the Midterm Budget Adjustments for the 1999-2000 fiscal year, the General Assembly appropriated substantially the entire projected 1999-2000 surplus. The appropriation of the projected surplus necessitated a declaration from the Governor in order for the General Assembly to appropriate funds beyond the limits of the State's expenditure cap.

         Fiscal Year 2000-2001. Midterm Budget Adjustments for the 2000-2001 fiscal year anticipate General Fund revenues of $11,281.3 million, General Fund expenditures of $11,280.8 million and an estimated General Fund surplus of $ 0.5 million. Pursuant to Article XXVII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes, the Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that remains within the limits imposed by the expenditure cap. For fiscal 2000-2001, permitted growth in capped expenditures is estimated at 5.48%. The Midterm Budget Adjustments would result in a fiscal 2000-2001 budget that is $49.4 million below the expenditure cap.

Fiscal Year 1999-2000 Operating Results

         The adopted budget for the 1999-2000 fiscal year anticipated General Fund revenues of $10,646.0 million and General Fund expenditures of $10,581.6 million resulting in a projected surplus of $64.4 million. The Comptroller's annual report indicates the 1999-2000 fiscal year General Fund revenues were $11,213.6 million, General expenditures were $10,913.2 million and the operating surplus was $300.4 million. After transferring $34.9 million to the budget reserve fund, the remaining surplus will be applied pursuant to Special Act 00-13 as follows: $10 million will be used to wire local schools to the Internet and $255.5 million will be earmarked for local school construction projects in lieu of state bonding.

Fiscal Year 2000-2001 Operations

         The adopted budget for fiscal 2000-2001 anticipated General Fund revenues of $11,281.3 million and General Fund expenditures of $11,280.8 million resulting in a projected surplus of $0.5 million. Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated revenues to be collected and estimated expenditures to be made during the balance of the fiscal year. This report estimates 2000-2001 fiscal year General Fund revenues of $12,041.9 million, General Fund expenditures of $11,411.0 million and an estimated operating surplus of $630.9 million, as a result of an increase in estimated revenue that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $760.6 million from the enacted budget plan, mostly from Personal Income Tax, Federal Grants, Sales and Use Tax, and Corporation Tax.

Governor's Recommended Budget Fiscal Years 2001-2002 and
2002-2003

         Pursuant to Section 4-71 of the General Statutes, the Governor submitted his proposed budget document to the legislature on February 7, 2001. In accordance with Section 4-71, the budget document included a proposed General Fund budget for fiscal year 2001-2002 and fiscal year 2002-2003. The proposed budget anticipates General Fund revenues of $11,858.2 million and $12,400.3 million in fiscal 2001-2002 and fiscal 2002-2003, respectively. General Fund appropriations total $11,858.0 million and $12,400.1 million in fiscal 2001-2002 and fiscal 2002-2003, respectively. For fiscal 2001-2002, General Fund appropriations would increase by 4.0% over estimated expenditures for fiscal 2000-2001 and would increase by 4.6% in the second year of the biennium. Based upon these levels of appropriations, the proposed budget would remain within the strictures of the State's Constitutional expenditure cap, a full $91.5 million below the fiscal 2001-2002 expenditure cap and $80.7 million below the fiscal 2002-2003 cap.

         The proposed budget makes several modest modifications to the state's tax law. The most significant change is the repeal of the 5.75% sales tax on hospital services. This will reduce revenues by $111.4 million in fiscal 2001-2002 and $114.8 million in fiscal 2002-2003. The Governor is also proposing to raise the exemption on articles of clothing and footwear from $75 to $125 per item. This will reduce general fund revenues by $32.9 million in fiscal 2001-2002 and $34.5 million in fiscal 2002-03. Finally, several smaller tax changes are being proposed totaling $7.2 million in each year of the biennium.

Economic Overview

         Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s, slower growth in the early 1990s; steadily increasing growth during the rest of the 1990s; employment which fell during the early 1990s but has risen steadily during the rest of the decade to the levels achieved in the 1980s; and the unemployment rate, which is the lowest in a decade and lower than the regional and national rate.

         For 1999, Connecticut experienced a 1.74 percent growth rate in its non-agricultural employment compared with a 2.32 percent growth rate for the nation. The fastest growing private industries are services, and wholesale and retail trade. Small business is fueling much of the growth in these industries. During 1999, Connecticut added an estimated net total of 24,600 nonfarm jobs. During 1999, the unemployment rate in the state was 3.2 percent compared to 4.2 percent for the nation. However, there are still areas of very high unemployment throughout the state, especially in the larger urban centers.

         Connecticut has a high level of personal income. Historically, its average per capita income has been among the highest in the nation. For 1999, Connecticut's average per capita income was 37.6 percent higher than the national average. According to projections made by the U.S. Department of Commerce through the year 2045, Connecticut is expected to continue to rank first in the nation in state per capita income throughout the projected period.

         Connecticut forecasts project continued moderate growth for the State's economy through 2000.

State Indebtedness

         There can be no assurance that general economic difficulties or the financial circumstances of Connecticut or its towns and cities will not adversely affect the market value of its obligations or the ability of Connecticut issuers or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder.

         The State has established various statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue-producing projects, five of which statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted and implemented with respect to certain bonds issued by the City of Bridgeport for which the State has contingent liability and by the City of West Haven for which the State has direct guarantee liability.

         Connecticut has no constitutional limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes. In general, Connecticut has borrowed money through the issuance of general obligation bonds for the payment of which the full faith and credit of the State are pledged. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against Connecticut.

         Connecticut is a high debt state. Net state bonded debt increased to $9.8 billion at the end of Fiscal Year 2000. This represented a 4.2 percent or $397 million increase over the previous year. Per capita net bonded debt has now reached $2,863. In addition to debt on bonds, the state has unfunded pension obligations, unfunded payments to employees for compensated absences, unfunded workers compensation payments, and capital leases. These additional long-term obligations bring total state debt to $18.0 billion, a $798 million increase over the previous year.

Litigation

         The State, its officers and employees, are defendants in numerous lawsuits. The Attorney General's Office has reviewed the status of pending lawsuits and reports that an adverse decision in certain cases could materially affect the State's financial position.

NEW JERSEY PORTFOLIO

         The following is based on information obtained from an Official Statement, dated August 15, 2001, relating to
$325,000,000 State of New Jersey Transportation Trust Fund
Authority Transportation System Bonds, 2001 Series A.

Economic Climate

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,134 persons per square mile, it is the most densely populated of all the states. Between 1980 and 1990 the annual population growth rate was 0.51 percent and between 1990 and 2000 the growth rate accelerated to 0.83 percent. While this rate of growth compared favorably with other Middle Atlantic States, it was less than the national rate of increase. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. Since 1976, casino gambling in Atlantic City has been an important State tourist attraction.

         During 1999 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth -- the second strongest year for economic growth since 1988.

         Employment in 2000 increased by 2.5%, resulting in an increase of more than 95 thousand jobs compared to 1999. Job gains were primarily spread across the service producing industries with particularly strong growth in wholesale and retail trade (22,100).

         For the last decade, New Jersey's job growth has been concentrated in five clusters of economic activity -- high technology, health, financial, entertainment and logistics. As a whole these sectors accounted for a 19 percent increase in employment from 1988 to 1998 compared to a four percent employment growth for all other State industries. These sectors grew by 2.6 percent in 1999, over twice the rate of 1.2 percent for all other sectors.

         Personal income in New Jersey, spurred by strong labor markets, increased by 6.2 percent in 2000. As a result, retail sales rose by almost 9.0 percent. Low inflation, approximately 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. In 2000, home building decreased slightly from the 1999 level.

         Joblessness fell in terms of both its absolute level and its rate, and by the end of 1999, New Jersey's unemployment rate fell below 4.0 percent in 2000, a rate below the national rate.

         The economic outlook for 2001-2002 is for slower but positive growth. Employment is expected to increase by approximately one percent or 40,000 jobs each year, reflecting a slower growing national economy and continuing shortages in skilled technical specialties. The outlook also anticipates moderate but fairly steady growth in State personal income at 5.6 percent in 2001 and 5.3 percent in 2002.

         The consumer is facing widespread evidence of a national economic slowdown that started late last year. Increased cost pressure for food and energy coupled with employer restraint on wage growth and adverse wealth effects from the financial markets have led consumers to restrain spending growth in the near term. Businesses face a profit squeeze from rising employee health costs and moderating sales growth. While both these trends reflect a slowing economy, action by the Federal Reserve to substantially reduce interest rates, a major tax cut, and more positive news from the financial markets work as offsetting forces. As a result, the U.S. slowdown and the corresponding moderation in New Jersey's growth are not expected to be severe.

         However, uncertainties in the international economy are likely to remain due to oil price and currency issues. Other areas f concern include the volatility in the stock market, the possibility of further deterioration in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of a more prolonged period of lean U.S. corporate profits. In addition, the restructuring of major industries will continue due to cost containment, globalization of competition, and deregulation concerns. Although the forecasts for 2001-2002 contain more uncertainty than in the recent past, the basic fundamentals of the State's economic health remain favorable.

         The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of the workforce, and maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

Financial Condition

         The State Constitution provides, in part, that no money may be drawn from the State Treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         Should it appear that revenues will be less than the amount anticipated in the budget for a fiscal year, the Governor may take steps to reduce State expenditures. The State
Constitution additionally provides that no supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         For the fiscal year ended June 30, 2001, the undesignated fund balances, which are available for appropriation in succeeding fiscal years, for all funds are estimated to be $1.07 billion, a decrease of $217 million from fiscal year 2000. The undesignated fund balances for all funds are projected to be $1.02 billion for fiscal year 2002. Revenues for the General Fund, in which the largest part of the financial operations of the state is accounted for, are estimated to be $21.0 billion for fiscal year 2001 and are projected to be $22.9 billion in fiscal year 2002.

State Indebtedness

         The New Jersey Sports and Exposition Authority (the "Sports Authority") has issued State guaranteed bonds of which $71,470,000 were outstanding as of June 30, 2001. The State believes that the revenue of the Sports Authority will be sufficient to provide for the payment of debt service on these obligations without recourse to the State's guarantee.

         Legislation enacted in 1992 by the State authorizes the Sports Authority to issue bonds for various purposes payable from State appropriations. Pursuant to this legislation, the Sports Authority and the State Treasurer have entered into an agreement (the "State Contract") pursuant to which the Sports Authority will undertake certain projects, including the refunding of certain outstanding bonds of the Sports Authority, and the State Treasurer will credit to the Sports Authority amounts from the General Fund sufficient to pay debt service and other costs related to the bonds. The payment of all amounts under the State Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2001 there were approximately $694,500,000 aggregate principal amount of Sports Authority bonds outstanding, the debt service on which is payable from amounts credited to the Sports Authority Fund pursuant to the State Contract.

         In July 1984, the State created the New Jersey Transportation Trust Fund Authority (the "TTFA"), an instrumentality of the State organized and existing under the New Jersey Transportation Trust Fund Authority Act of 1984, as amended (the "TTFA Act") for the purpose of funding a portion of the State's share of the cost of improvements to the State's transportation system. Pursuant to the TTFA Act, as amended in July 2000, the principal amount of the TTFA's bonds, notes or other obligations which may be issued in any fiscal year generally may not exceed $650 million plus amounts carried over from prior fiscal years. These bonds are special obligations of the TTFA payable from the payments made by the State pursuant to a contract between the TTFA, the State Treasurer and the Commissioner of Transportation. As of June 30, 2001, there were approximately $4,328,835,000 aggregate principal amount of TTFA issues outstanding. To the extent these notes are not paid by NJT, these notes are payable by the TTFA pursuant to a Standby Deficiency Agreement entered into by the TTFA and the Trustee for the notes. The Standby Deficiency Agreement was issued on a parity with all bonds issued by the TTFA.

         Pursuant to legislation, the New Jersey Economic Development Authority (the "EDA") has been authorized to issue Economic Recovery Bonds, State Pension Funding Bonds and Market Transition Facility Bonds. The Economic Recovery Bonds have been issued pursuant to legislation enacted in 1992 to finance various economic development purposes. Pursuant to that legislation, EDA and the State Treasurer have entered into an agreement (the "ERF Contract") through which EDA has agreed to undertake the financing of certain projects and the State Treasurer has agreed to credit to the Economic Recovery Fund from the General Fund amounts equivalent to payments due to the State under an agreement with the port Authority of New York and New Jersey.
The payment of all amounts under the ERF Contract is subject to and dependent upon appropriations being made by the State Legislature. As of June 30, 2001 there were approximately $220,377,868 aggregate principal amount of Economic Recovery Fund Bonds outstanding.

         Legislation enacted in June 1997 authorizes the EDA to issue bonds to pay a portion of the State's unfunded accrued pension liability for the State's retirement systems (the "Unfunded Accrued Pension Liability"), which, together with amounts derived from the revaluation of pension assets pursuant to companion legislation enacted at the same time, will be sufficient to fully fund the Unfunded Accrued Pension Liability. The Unfunded Accrued Pension Liability represents pension benefits earned in prior years which, pursuant to standard actuarial practices, are not yet fully funded. As of June 30, 2001, there were approximately $2,772,598,488 aggregate principal
amount of State Pension Funding Bonds outstanding.    The EDA and
the State Treasurer have entered into an agreement which provides for the payment to the EDA of monies sufficient to pay debt service on the bonds. Such payments are subject to and dependent upon appropriations being made by the State Legislature.

         The Market Transition Facility Bonds have been issued pursuant to legislation enacted June 1994 to pay the current and anticipated liabilities and expenses of the market transition facility, which issued private passenger automobile insurance policies for drivers who could not be insured by private insurance companies on a voluntary basis. As of June 30, 2001, there were approximately $566,180,000 aggregate principal amount of Market Transition Bonds outstanding.

         The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserve fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislature is not legally bound to make such an appropriation. Bonds issued pursuant to authorizing legislation of this type are sometimes referred to as "moral obligation" bonds. There is no statutory limitation on the amount of "moral obligation" bonds which may be issued by eligible State entities. "Moral obligation" bonded indebtedness issued by State entities as of June 30, 2001 stood at an aggregate principal amount of $763,575,685. Of this total, $206,290,000 was issued by the New Jersey Housing and Mortgage Finance Agency. This Agency has never had a deficiency in a debt service reserve fund that required the State to appropriate funds to meet its "moral obligation," and it is anticipated to earn sufficient revenues to cover debt service on its bonds.
The Higher Education Assistance Authority and the South Jersey Port Corporation issued moral obligation indebtedness in aggregate principal amounts of $482,210,685 and $75,075,000, respectively. It is anticipated that the Higher Education Assistance Authority's revenues will be sufficient to cover debt service on its bonds. However, the State has periodically provided the South Jersey Port Corporation with funds to cover all debt service and property tax requirements, when earned revenues are anticipated to be insufficient to cover these obligations.

Litigation

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Claims Act. The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

         The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

         In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

         At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act. An independent study estimated an aggregate potential exposure of $97,354,000 for tort and medical malpractice claims pending as of December 31, 2000. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

VIRGINIA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated August 1, 2001, relating to $35,830,000
Virginia Building Authority, Public Facilities Revenue Bonds,
Series 2001A.

         Economic Climate

         The Commonwealth's 2000 population of 7,078,515 was 2.5 percent of the United States' total. Among the 50 states, it ranked twelfth in population. With 40,767 square miles of land area, its 2000 population density was 174 persons per square mile, compared with 73 persons per square mile for the United States.

         The Commonwealth is divided into five distinct regions- -a coastal plain cut into peninsulas by four large tidal rivers, a piedmont plateau of rolling farms and woodlands, the Blue Ridge Mountains, the fertile Shenandoah Valley and the Appalachian plateau extending over the southwest corner of the Commonwealth. Approximately one-third of all land in Virginia is used for farming and other agricultural services. This variety of terrain, the location of the Commonwealth on the Atlantic Seaboard at the southern extremity of the northeast population corridor and its close proximity to the nation's capital have had a significant influence on the development of the present economic structure of the Commonwealth.

         The largest metropolitan area is the Northern Virginia portion of the Washington, D.C. metropolitan area. This is the fastest growing metropolitan area in the Commonwealth and had a 2000 population of 2,167,757. Northern Virginia has long been characterized by the large number of people employed in both civilian and military work with the federal government. However, it is also one of the nation's leading high-technology centers for computer software and telecommunications.

         According to the U.S. Department of Commerce, Virginians received over $205 billion in personal income in 1999. This represents an 82.3 percent increase over 1989 while the nation as a whole experienced a gain of 81.8 percent for the same period. In 1999, Virginia had per capita income of $29,789, the highest of the Southeast region and greater than the national average of $28,542. Virginia's per capita income rose from 94 percent to 104 percent of the national average from 1970 to 1999. From 1988 to 1999, Virginia's 8.4 percent average rate of growth in personal per capita income was slightly more than the national rate of growth. Much of Virginia's per capita income gain in these years has been due to the continued strength of the manufacturing sectors, rapid growth of high-technology industries, basic business services, corporate headquarters and regional offices and the attainment of parity with the nation in labor force participation rates.

         More than 3 million residents of the Commonwealth are in the civilian labor force, which includes agricultural and nonagricultural employment, the unemployed, the self-employed and residents who commute to jobs in other states. Services, the largest employment sector, accounted for 30.1 percent of nonagricultural employment in 1999, and has increased by 21.2 percent from 1995-1999, making it the fastest growing sector in the Commonwealth. Manufacturing is also a significant employment sector, accounting for 12.0 percent of nonagricultural employment in 1999. The industries with the greatest manufacturing employment are transportation equipment, textiles, food processing, printing, electric and electronic equipment, apparel, chemicals, lumber and wood products and machinery. Employment in the manufacturing sector decreased 2.1% from 1995 to 1999. Virginia has one of the greatest concentrations of high technology industry in the nation. The two largest categories are computer and data processing services and electronic and other electrical equipment manufacturing, accounting for 53,000 and 31,000 employees, respectively.

         Virginia generally has one of the lowest unemployment rates in the nation, according to statistics published by the U.S. Department of Labor. During 1999, an average of 2.8 percent of Virginia's citizens were unemployed as compared with the national average which was 4.2 percent.

         Virginia is one of twenty states with a Right-to-Work Law and has a record of good labor management relations. Its favorable business climate is reflected in the relatively small number of strikes and other work stoppages it experiences.

         Virginia is one of the least unionized of the more industrialized states. Three major reasons for this situation are the Right-to-Work Law, the importance of manufacturing industries such as textiles, apparel, electric and electronic equipment and lumber which are not highly organized in Virginia and the importance of federal civilian and military employment. Typically the percentage of nonagricultural employees who belong to unions in the Commonwealth has been approximately half the U.S. average.

         Financial Condition

         The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires the Governor to ensure that expenses do not exceed total revenues anticipated plus fund balances during the period of two years and six months following the end of the General Assembly session in which the appropriations are made. An amendment to the Constitution, effective January 1, 1993, established the Revenue Stabilization Fund. The Revenue Stabilization Fund is used to offset, in part, anticipated shortfalls in revenues in years when appropriations, based on previous forecasts, exceed expected revenues in subsequent forecasts. As of June 30, 2000, $574,633,000 was on deposit in the Revenue Stabilization Fund.
In addition, $103,300,000 of the General Fund balance on June 30, 2000 was reserved for deposit in the Revenue Stabilization Fund.

         Tax-supported debt of Virginia includes both general obligation debt and debt of agencies, institutions, boards and authorities for which debt service is expected to be made in whole or in part from appropriations of tax revenues. Certain bonds issued by certain authorities that are designed to be self-supporting from their individual loan programs are secured in part by a moral obligation pledge of Virginia. Virginia may fund deficiencies that may occur in debt service reserves for moral obligation debt. To date, these authorities have not requested that the Commonwealth fund reserve deficiencies for this debt. There are also several authorities and institutions of the Commonwealth that issue debt for which debt service is not paid through appropriations of state tax revenues and for which there is no moral obligation pledge to consider funding debt service or reserve fund deficiencies.

1998-2000 Appropriations

         On December 19, 1997, the outgoing Governor presented to the General Assembly the 1998-2000 Budget Bill for the 1998-2000 biennium. The 1998-2000 Budget Bill presented by the Governor provided about $2,242.1 million in operating increases from the general fund above fiscal year 1998 appropriation levels. Of this amount $211.4 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($874.2 million), higher education ($345.5 million), public safety, economic development, health and human resources and natural resources. The 1998-2000 Budget Bill also provided $350 million in funding for tax reductions, including $260 million for the first installment of a proposal to eliminate the personal property tax on the personal use vehicles valued up to $20,000 and a proposal to eliminate the sales tax on non-prescription drugs. In addition to increases to operating funds, the 1998-2000 Budget Bill provided $532.8 million in pay-as-you-go funding for capital projects.

         On January 26, 1998, the incoming Governor submitted amendments to the introduced 1998-2000 Budget Bill to fund his commitments to provide additional teachers in K-12 classrooms ($35.1 million) and to eliminate the personal property tax on personal use vehicles valued up to $20,000 ($233.2 million). His amendment also made minor adjustments, many of them based on updated information available since the 1998-2000 Budget Bill was introduced. Revenue adjustments included a revised estimate of general fund revenue, a revised accounting for interest earnings, and elimination of a Lottery Special Reserve Fund.

         The 1998-2000 Budget Bill enacted by the 1998 General Assembly in its 60-day Session, which began January 14, 1998, included $447 million for personal property tax relief and $80.8 million for local school construction and repair. The Governor signed the 1998-2000 Budget Bill into law on April 14, 1998. The 1998-2000 Budget Bill became the 1998-2000 Appropriation Act and its provisions went into effect on July 1, 1998.

         On December 18, 1998, the Governor presented to the General Assembly amendments to the 1998-2000 Appropriation Act, as amended (the "1999 Budget Bill"). The amendment represented an aggregate increase of $868.8 million in general fund appropriations above the amounts appropriated for the 1998-2000 biennium in the amended 1998-2000 Appropriation Act. The 1999 Budget Bill provided for continued tax relief for Virginians, with the continuation of the phased-in car tax relief, a first step toward reducing the sales tax on food for home consumption, and a military pay exclusion from state income tax of up to $15,000 of basic pay. The 1999 Budget Bill became law on April 7, 1999.


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         On December 18, 1999, the Governor presented to the
General Assembly amendments to the 1999 Appropriation Act affecting the remainder of the 1998-2000 biennium (the "2000 Amendments to the 1999 Appropriation Act"). The amendments represented an aggregate increase of $683.8 million to general fund revenues available for appropriation and also contained additional spending proposals in the amount of $176.0 million from the general fund and $129.3 million in nongeneral funds. The 2000 Amendments to the 1999 Appropriation Act became effective on May 19, 2000.

2000-2002 Appropriations

         On December 18, 1999, the Governor presented to the General Assembly the 2000-2002 Budget Bill for the 2000-2002 biennium (House Bill 30). The 2000-2002 Budget Bill presented about $3,642.1 million in operating increases from the general fund above fiscal year 2000 appropriation levels. Of this amount, $200.1 million was for deposit to the Revenue Stabilization Fund. The remainder provided for increases in K-12 education ($615.9 million), higher education ($185.3 million), public safety ($227.2 million), economic development ($14.9 million), health and human resources ($274.7), natural resources ($35.3 million), new Office of Technology ($37.4 million), transportation ($409.8 million) and nonstate and cultural attractions ($21.6 million). The 2000-2002 Budget Bill also included continuation of the four year phase out of the sales tax on foods for home consumption and $878.2 million for the next phase of the plan to eliminate the personal property tax on personal use vehicles valued up to $20,000. In addition to increases to operating funds, the 2000-2002 Budget Bill provided $199.8 million in pay-as-you-go funding for capital projects.

         The 2000 General Assembly Session ended March 10, 2000. The 2000-2002 Budget Bill, as amended by the General Assembly, was submitted to the Governor for approval. The Governor returned it to the General Assembly with four item vetoes and eleven recommended amendments for action at its one-day reconvened session held on April 19, 2000. The General Assembly upheld all of the Governor's item vetoes and ten of the eleven recommended amendments were adopted. The 2000-2002 Budget Bill was signed by the Governor on May 19, 2000, and became effective on July 1, 2000, as Chapter 1073, 2000 Acts of Assembly (the "2000 Appropriation Act").

         On December 20, 2000, the Governor presented to the General Assembly amendments to the 2000 Appropriation Act affecting the remainder of the 2000-2002 biennium (House Bill 1600/Senate Bill 800). The amendments reflect a downward revision in official revenue estimates. The Governor's proposed amendments to the 2000 Appropriation Act were considered by the 2001 Session of the General Assembly, which convened on January 10, 2001. However, the 2001 General Assembly adjourned on February 24, 2001 without adopting amendments to the 2000 Appropriation Act.

         On the evening of February 24, 2001, the Governor issued Executive Order 74 (2001) to allow him to fulfill his constitutional requirement to balance the budget. On March 12, 2001, the Governor announced administrative actions that balanced the budget. The Governor's plan identified a total of $506 million: $274.5 million from delaying some capital projects, $146.2 million in operating spending reductions by state agencies, and $85.3 million in other resources. The 2001 General Assembly reconvened on April 4, 2001 to consider bills vetoed or returned by the Governor with recommendations for their amendment but took no action to amend the 2000 Appropriation Act.

         Litigation

         The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.

FLORIDA PORTFOLIO

         The following is based on information obtained from an Official Statement, dated September 1, 2001, relating to
$209,785,000 State of Florida, State Board of Education, Public
Education Capital Outlay Refunding Bonds, 2001 Series E.

Economic Climate

         Florida is the fourth most populous state in the nation with an estimated population of 15.98 million. Strong population growth is the fundamental reason why Florida's economy has typically performed better than the nation as a whole. Since 1990, U.S. population has increased about 1.0% annually, while Florida's population has averaged a 1.8% annual increase.

         Many of the nation's senior citizens choose Florida as their place of retirement. The State, however, is also recognized as attracting a significant number of working age people. Since 1990, the ratio of Florida's working age population to total State population has been about 60% and is not expected to change appreciably between 2000 and 2010. The population aged 85 and older was projected to grow by 29% between 1995 and 2000, and by 23% to 409,000, between 2000 and 2005.

         Over the years, Florida's total personal income has grown at a strong pace and outperformed both the U.S. and other southeastern states. The increase in Florida's total personal income directly reflects the State's population increase. Florida's per capital personal income has been slightly higher than the national average for many years. From 1993 to 1998, Florida's total personal income grew by 35.4% and per capital income expanded approximately 24.6%. For the nation, total and per capital personal income increased by 29.2% and 23.1%, respectively.

         Sources of personal income differ in Florida from that of the nation and the southeast. Because Florida has an older and proportionally larger retirement population, property income (dividends, interest, and rent) and transfer payments (social security, retirement, disability, unemployment insurance, workers' compensation, veterans and miscellaneous) are a relatively more important source of income. A positive aspect of greater reliance on property income and transfer payments is that they are less sensitive to the business cycle and act as a stabilizing force in weak economic periods.

         Since 1990, Florida's working age population increased 17%, while the number of employed persons increased 20.2%. In spite of Florida's rapid population growth, employment has grown even faster. Contributing to Florida's rapid rate of growth in employment and income are international trade and structural changes to the economy. The State is gradually becoming less dependent on employment related to construction, agriculture, and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 29.8% and trade 23.3% of the State's total nonfarm jobs.

Fiscal Matters

         The rate of growth in State revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years. Revenues have never exceeded the limitation. Revenues collected in excess of the limitation are to be deposited into the Budget Stabilization Fund unless 2/3 of the members of both houses of the legislature vote to raise the limit. State revenues are defined as taxes, licenses, fees, charges for services imposed by the legislature on individuals, business or agencies outside of state government and revenue from the sale of lottery tickets.

         Under current law, the State budget as a whole, and each separate fund within the State budget, must be kept in balance from currently available revenues each State fiscal Year, and the State may not borrow to fund governmental operations.

         The financial needs of the State are addressed by legislative appropriations through the use of three funds: the General Revenue Fund, trust funds, and the Working Capital Fund. In addition, Article III of the Florida Constitution establishes a fourth fund known as the Budget Stabilization Fund. The trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. New trust funds may not be created without the approval of three-fifths of the membership of each house of the Legislature; and all trust funds, with limited exceptions, terminate after four years unless reenacted.
Revenues in the General Revenue Fund, which are in excess of the amount needed to meet appropriations, may be transferred to the Working Capital Fund.

         For fiscal year 1997-98, the General Revenue plus
Working Capital and Budget Stabilization Funds available total
$17,553.9 million, a 5.6 percent increase over 1996-97.  The
$16,321.6 million in Estimated Revenues represented a 4.8 percent increase over the analogous figure in 1996-97.

         For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,481.8 million, a 5.2% increase over 1997-98. The $17,779.5 million in Estimated Revenues represent a 5.0% increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,222.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 are estimated at $1,360.7 million.

         For fiscal year 1999-00, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $20,133.9 million, a 3.3% increase over 1998-99. The $18,555.2 million in Estimated Revenues represent a 4.4% increase over the analogous figure in 1998-99.

         For fiscal year 2000-2001, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $21,359.0 million, a 3.7% increase over 1999-2000. The $19,320.7 million in Estimated Revenues represent a 3.1% increase over the analogous figure in 1999-2000.

         For fiscal year 2001-2002, the estimated General
Revenues plus Working Capital and Budget Stabilization Funds available total $21,519.3 million, a .7% increase over 2000-2001.
The $19,993.8 in Estimate Revenues represent a 3.5% increase over the analogous figure in 2000-2001.

         The Florida Constitution places limitations on the ad valorem taxation of real estate and tangible personal property for all county, municipal or school purposes, and for water management districts. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes. The State does not levy ad valorem taxes on real property or tangible personal property. These limitations do not apply to taxes levied for payment of bonds and taxes levied for periods not longer than two years when authorized by a vote of the electors. The Florida Constitution and the Florida Statutes provide for the exemption of homesteads from all taxation, except for assessments for special benefits, up to the assessed valuation of $5,000. For every person who is entitled to the foregoing exemption, the exemption is increased to a total of $25,000 of assessed valuation for taxes levied by governing bodies.

MASSACHUSETTS PORTFOLIO

         The following was obtained from an Official Statement, dated September 5, 2001, relating to $350,000,000 General Obligation Bond Anticipation Notes, 2001 Series A, and The Commonwealth of Massachusetts, Information Statement dated April 27, 2001, as supplemented August 29, 2001.

Economic Climate

         Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over-age group in 2015 and 2025. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. While economic growth in Massachusetts slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery.

         Per capita personal income for Massachusetts residents was $35,733 in 1999, as compared to the national average of $28,518. While per capita personal income is, on a relative scale, higher in Massachusetts than in the United States as a whole, this is offset to some extent by the higher cost of living in Massachusetts.

         The Massachusetts services sector, with 36.8 percent of the non-agricultural work force in February 2001, is the largest sector in the Massachusetts economy. Government employment represents 13.0 percent of total non-agricultural employment in Massachusetts. While total employment in construction, manufacturing, trade, government, services, and finance, insurance and real estate declined between 1988 and 1992, the economic recovery that began in 1993 has been accompanied by increased employment levels. Between 1994 and 1997, total employment levels in Massachusetts increased at yearly rates of approximately 2.0 percent. In 2000, employment levels in all industries increased or remained constant.

         While the Massachusetts Unemployment Rate was significantly lower than the national average between 1979 and 1989, the economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average. However, the economic recovery that began in 1993 has caused unemployment rates in Massachusetts to decline faster than the national average. As a result, since 1994 the unemployment rate in Massachusetts has been below the national average. The unemployment rate in Massachusetts during 2000 was
2.6 percent, compared to 4.2 percent for the nation.

         Between 1982 and 1988, the economies of Massachusetts and New England were among the strongest performers in the nation, with growth rates considerably higher than those for the national economy as a whole. Between 1989 and 1992, however, both Massachusetts and New England experienced growth rates significantly below the national average. Since then, the growth rates in Massachusetts and New England have improved to levels on par with the rest of the nation. In 1998, the economies of both Massachusetts and New England grew at a faster pace than the nation as a whole for the second time since 1995. For 1998, Massachusetts Gross State Product increased by 6.0 percent compared to 5.1 percent for the nation as a whole.

         The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. In 1998, the three largest sectors of the total Massachusetts economy (services, finance, insurance and real estate, and manufacturing) contributed over 64 percent of the total Massachusetts Gross State Product.

         The downside risks for Massachusetts include the shortage of skilled labor, low net population growth which will further constrain job creation, and the prominence of the financial services industry in the economy coupled with a relatively high proportion of non-wage income, both of which are sensitive to the performance of the financial markets.

Financial Condition

         Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon.

         Certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue bonds and notes for which the Commonwealth is either directly, in whole or in part, or indirectly liable. The Commonwealth's liabilities with respect to these bonds and notes are classified as either
(a) Commonwealth-supported debt, (b) Commonwealth-guaranteed debt or (c) indirect obligations.

         Debt service expenditures of the Commonwealth in Fiscal Years 1996 - 2000 were $905.1 million, $997.6 million, $1,079.3 million, $1,173.8 million and $1,193.3 million, respectively, and are projected to be $1,361.3 million for Fiscal Year 2001. In January 1990, legislation was enacted which imposes a 10 percent limit on the total appropriations in any fiscal year that may be expended for payment of interest on general obligation debt (excluding Fiscal Recovery Bonds) of Massachusetts.

2000 Fiscal Year

         The fiscal 2000 budget was enacted in November, 1999 on the basis of a consensus tax revenue forecast of $14,850 billion, as agreed by both houses of the Legislature and the Secretary of Administration and Finance in late April, 1999. The tax cuts incorporated into the budget, valued by the Department of Revenue at $145 million in fiscal 2000, had the effect of reducing the consensus forecast to $14.705 billion. The fiscal 2000 tax estimate was raised to $15.288 billion in the Governor's fiscal 2001 budget submission, filed on January 26, 2000.

         The fiscal 2000 budget contained several tax law changes, three of which were anticipated to reduce tax revenues in fiscal 2000. The budget reduced the income tax rate from 5.95% to 5.75% over three years, with a 5.85% rate effective January 1, 2000, a 5.80% rate effective January 1, 2001 and a 5.75% rate effective January 1, 2002. The Department of Revenue estimated that the budgetary cost of these provisions would be approximately $65 million in fiscal 2000, $166 million in fiscal 2001, $244 million in fiscal 2002 and $293 million in fiscal 2003 and annually thereafter. A second set of provisions that was expected to affect revenue collections in fiscal 2000 allows taxpayers, retroactively to 1996, to use capital losses more comprehensively to offset capital gains and interest and dividend income. The fiscal 2000 budget also provided for the elimination of the "pay-to-play" provisions of Massachusetts tax law, whereby a taxpayer is required to pay a state tax assessment before appealing the rules to the Appellate Tax Board or the courts.

2001 Fiscal Year

         On January 26, 2000, the Governor filed his fiscal 2001 budget recommendations with the House of Representations. The proposal called for budgeted expenditures of approximately $21.346 billion. The proposed fiscal 2001 spending level represents the transfer off budget of $645 million of sales tax revenues (and approximately $632 million of spending) as a result of the forward funding of the Massachusetts Bay Transportation Authority. After accounting for this shift, the Governor's budget represented a $596 million, or 2.8%, increase over estimated total fiscal 2000 expenditures of $21.382 billion. Budgeted revenues for fiscal 2001 were estimated to be $21.315 billion. After accounting for the revenue shift off budget, the Governor's budget submission represented a $599 million, or 2.8%, increase over the $21.360 billion forecast for fiscal 2000. The Governor's proposal projected a fiscal 2001 ending balance in the budgeted funds of $1.979 billion, including a Stabilization Fund balance of $1.599 billion.

         The Governor's budget recommendation was based on a tax revenue estimate of $14,903 billion. After accounting for the revenue shift off budget, this represented a $260 million, or 1.7%, increase over fiscal 2000 estimated tax revenues of $15.288 billion. The estimate reflected $135 million in income tax cuts, including a reduction of the personal income tax rate from 5.95% to 5% over three years.

2002 Fiscal Year

         On January 24, 2001, Governor Cellucci filed his fiscal 2001 budget recommendation. The Governor's proposal calls for budgeted expenditures of approximately $22.549 billion. The proposed fiscal 2002 spending level represents the transfer off budget of $42.2 million of tax revenues (and approximately $42.2 million of spending) as a result of a proposed forward funding of the regional transit authorities. After accounting for this shift, the Governor's budget represents a $245 million, or 1.1%, increase over estimated total fiscal 2001 expenditures of $22.3 billion. Total budgeted revenues for fiscal 2002 are estimated to be $22.639 billion. The Governor's budget submission represents a $579.5 million, or 2.6%, revenue increase over the $22.060 billion forecast for fiscal 2001. The Governor's proposal projects a fiscal 2002 ending balance in the budgeted funds of $2.131 billion, including a Stabilization Fund balance of $1.698 billion.

         The Governor's budget recommendation is based on a tax revenue estimate of $16.343 billion, including $671 million of sales tax receipts dedicated to the MBTA and $42.2 million of tax revenues to be dedicated to the regional transit authorities under the Governor's forward funding proposal. The net amount of $15.631 billion represents a 4.9% baseline increase over fiscal 2001 estimated net tax revenues of $15.589 billion. The fiscal 2002 estimate reflects a $457 million reduction in income tax receipts attributable to the initiative petition approved by the voters in November, 2000.

         In November 1980, voters in the Commonwealth approved a state-wide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain government entities, including county governments. The law is not a constitutional provision and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2 limits the property taxes that a Massachusetts city or town may assess in any fiscal year to the lesser of (i) 2.5 percent of the full and fair cash value of real estate and personal property therein and (ii) 2.5 percent over the previous fiscal year's levy limit plus any growth in the base from certain new construction and parcel subdivisions. In addition, Proposition 2 1/2 limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5 percent of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town. The law contains certain override provisions and, in addition, permits certain debt servicings and expenditures for identified capital projects to be excluded from the limits by a majority vote, in a general or special election. At the time Proposition 2-1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenue. Between Fiscal Years 1981 and 2000, the aggregate property tax levy grew from $3.3 billion to $7.1 billion, representing an increase of approximately 112.2 percent. By contrast, the consumer price index for all urban consumers in Boston grew during the same period by approximately 119.2 percent.

         During the 1980's, Massachusetts increased payments to its cities, towns and regional school districts ("Local Aid") to mitigate the impact of Proposition 2 1/2 on local programs and services. In Fiscal Year 2001, approximately 22.0 percent of

Massachusetts' budget is estimated to have been allocated to Local Aid. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called "cherry street" prepared by the Department of Revenue, excluding certain person funds and nonappropriated funds.

         During Fiscal Years 1996, 1997, 1998, 1999 and 2000,
Medicaid expenditures of the Commonwealth were $3.416 billion, $3.456 billion, $3.666 billion, $3.856 billion and $4.305 billion, respectively. The average annual growth rate from Fiscal Year 1996 to Fiscal Year 2000 was 4.73 percent. The Executive Office for Administration and Finance estimates that Fiscal Year 2001 Medicaid expenditures will be approximately $4.603 billion, an increase of 7.8 percent from Fiscal Year 2000.

         The Division of Medical Assistance has implemented a number of savings and cost control initiatives including managed care, utilization review and the identification of third party liabilities. In spite of increasing caseloads, Massachusetts has managed to keep annual growth in per capital expenditures low. From Fiscal Year 1996 through Fiscal Year 2000, per capita costs have increased by less than one percent annually. Beginning in Fiscal Year 1999, the state expanded eligibility for the Medicaid program, resulting in a total of 920,000 members at the end of Fiscal Year 2000 or a 5.3 percent increase over the case load at Fiscal Year 1999.

         The Legislature passed health care reform bills in July, 1996 and July, 1997 which authorized the Division of Medical Assistance to expand eligibility for health care coverage by increasing the Medicaid benefits income cutoff to 133 percent of the federal poverty level for teenagers and adults, and by increasing the Medicaid benefits income cutoff to 200 percent of the federal poverty level for children up to the age 18 and pregnant women. These changes resulted in an additional 230,000 additional people becoming enrolled in a Medicaid benefits plan by the end of Fiscal Year 2000. In addition, pharmacy assistance to seniors, a program begun in 1998, continued to grow in Fiscal Year 2000, with expenditures increasing by 100 percent from Fiscal Year 1999.

Litigation

         There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

PENNSYLVANIA

         The following was obtained from an Official Statement, dated September 15, 2001, relating to the issuance of $301,000,000 Commonwealth of Pennsylvania General Obligation
Bonds, Second Series of 2001.

Economic Climate

         The Commonwealth of Pennsylvania is one of the most populous states, ranking sixth behind California, Texas, New York, Florida and Illinois. Pennsylvania is an established state with a diversified economy. Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

         Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $5.1 billion in crop and livestock products annually. Agribusiness and food related industries reached record export sales, approaching $1 billion in economic activity in 2000. Over 59,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands - nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

         Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams, natural and man-made lakes.

         Human resources are plentiful in Pennsylvania. The workforce is estimated at 5.6 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

         Pennsylvania is a Middle Atlantic state within easy reach of the populous eastern seaboard and, as such, is a gateway to the Midwest. The Commonwealth's strategic geographic position is enhanced by a comprehensive transportation grid. The Commonwealth's water systems afford the unique feature of triple port coverage, a deep water port at Philadelphia, a Great Lakes port at Erie and an inland water port at Pittsburgh.

         The Commonwealth is highly urbanized. Of the Commonwealth's 2000 census population, 79 percent resided in the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, the highest ever, 12.28 million people in 2000, according to U.S. Bureau of the Census, represents a population growing more slowly than the nation with a higher portion than the nation or the region comprised of persons between 45 and 65 years of age.

         Non-agricultural employment in Pennsylvania over the ten years ending in 2000 increased at an annual rate of 0.6 percent. This rate compares to a 0.7 percent rate for the Middle Atlantic Region and 2.2 percent for the U.S. during the same period.

         Non-manufacturing employment in Pennsylvania has increased in recent years to 83.7 percent of total employment in 2000. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 16.3 percent of 2000 non-agricultural employment, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 2000, the services sector accounted for 32.9 percent of all non-agricultural employment while the trade sector accounted for 22.4 percent.

         Within the manufacturing sector of Pennsylvania's economy, which now accounts for less than one-fifth of total non-agricultural employment in Pennsylvania, the non-electrical machinery industries employed the largest number of workers. Employment in the non-electrical machinery industries was 10.7 percent of Pennsylvania manufacturing employment but only 1.7 percent of total Pennsylvania non-agricultural employment in 2000.

         Pennsylvania's annual average unemployment rate was equivalent to the national average throughout the 1990's. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 7.0 percent in 1991 and 7.6 percent in 1992. The resumption of faster economic growth resulted in an annual decrease in the Commonwealth's unemployment rate to 4.2 percent in 2000. From 1996 through 2000, Pennsylvania's annual average unemployment rate was below the Middle Atlantic Region's average, but slightly higher than that of the United States. As of July 2001, the most recent month for which data are available, the seasonally adjusted unemployment rate for the Commonwealth was
4.5 percent.

         Personal income in the Commonwealth for 2000 was $362.8 billion, an increase of 5.7 percent over the previous year. During the same period, national personal income increased at a rate of 7.2 percent. Based on the 2000 personal income estimates, per capita income for 2000 was at $29,539 in the Commonwealth compared to per capita income in the United States of $29,676.

         The Commonwealth's 2000 average hourly wage rate of $14.60 compares favorably to the national average of $13.74 for 2000.

Financial Condition

         The Commonwealth utilizes the fund method of accounting. The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all obligations, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         Financial information for the General Fund is maintained on a budgetary basis of accounting. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles ("GAAP").

Financial Results for Recent Fiscal Years (Budgetary Basis)

         Fiscal 2001. For the 2001 fiscal year, revenues were above estimate and expenditures were lower than projected, enabling the General Fund to end the fiscal year with an unappropriated surplus balance of $335.5 million. Expenditures


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from Commonwealth revenues for the fiscal year, net of
appropriation lapses and intergovernmental transfer transaction contributions, totaled $19,966.2 million against Commonwealth revenues, net of tax refund and rebate reserves, of $19,691.1 million. Financial operations during the fiscal year caused the total unappropriated surplus balance to decline by $275 million as of June 30, 2001, an amount smaller than budgeted.

         Commonwealth revenues (prior to reserves for tax refunds) totaled $20,561.7 million, $81.2 million (0.4 percent) above the estimate made at the time the budget was enacted. Commonwealth tax revenues for the fiscal year increased by 1.4 percent over fiscal 2000 tax receipts. The growth of tax receipts during the fiscal year was constrained by $444.6 million of tax reductions enacted for the fiscal year and the slowing rate of economic growth experienced in the nation and the state during this period. Among Commonwealth receipts for the fiscal year, the capital stock and franchise tax, the personal income tax and miscellaneous non-tax income were substantially higher than budgeted. Although fiscal year receipts from the capital stock and franchise tax were above budget estimates, receipts were 1.9 percent below fiscal 2000 receipts, in part, due to a tax rate cut effective during the fiscal year. Receipts from the personal income tax increased 6.0 percent for the fiscal year led by a 6.5 percent gain in withholding receipts. Miscellaneous revenues increased 6.8 percent over the prior fiscal year, largely due to earnings on invested balances. Major Commonwealth revenue sources whose actual revenues were significantly under their budgeted amounts include the corporate net income and the sales taxes. Corporate net income tax receipts, reflecting the recent trend of falling business profits, declined by 13.8 percent for fiscal 2001. Sales tax receipts, though below budget, increased by 2.6 percent over receipts during the previous fiscal year.

         Reserves for tax refunds in fiscal 2001 were $870 million, an increase of 6.7 percent over fiscal 2000 reserves. Actual tax refund payments in recent fiscal years have been rising at a rate faster than the increase in reserves for tax refunds, causing the amount of reserves carried over from one fiscal year to the next to decline. At the end of fiscal 2001, approximately $184 million of reserves were available for making tax refunds in the following fiscal year.

         Fiscal 2000. At the end of the 2000 fiscal year the unappropriated surplus balance (prior to the transfer to the Tax Stabilization Reserve Fund) totaled $718.3 million, a $280.6 million increase from the fiscal 1999 year-end. The gain was due to higher than anticipated Commonwealth revenues and to appropriation lapses that were partially offset by additional supplemental appropriations and reserves for tax refunds. An amount of $107.7 million was transferred from the surplus to the


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Tax Stabilization Reserve Fund representing the then statutorily required 15 percent annual transfer. The remaining $610.5 million fiscal year-end unappropriated surplus balance was carried over to the 2001 fiscal year for the General Fund. Commonwealth revenues for the 2000 fiscal year totaled $20,256.7 million, an increase of 5.4 percent ($1,030.0 million) over the prior fiscal year. The amount authorized and reserved for tax refunds was increased by $171.0 million (26.6 percent) as actual fiscal 1999 tax refund payments exceeded the reserved amount. The additional tax refunds were made from fiscal 2000 reserves. After adjustment for reserves for tax refunds, net Commonwealth revenues were 4.6 percent above those of the prior fiscal year.

         Commonwealth tax revenues, net of an estimated $390.2 million of tax reductions enacted with the fiscal 2000 budget, increased by 5.2 percent for the fiscal year. Among the major tax sources, the sales tax increased by 6.2 percent, the personal income tax by 5.7 percent, and the corporate net income tax by
7.8 percent. Non-tax revenues increased by 13.6 percent ($53.5 million) largely from higher investment earnings. Higher than anticipated available cash balances and higher interest rates provided the gains in investment earnings. Tax cuts enacted for the fiscal year included (i) a reduction of the tax rate for the capital stock and franchise taxes by one mill to 10.99 mills and a reduction in the minimum tax by $100 to $200 ($107.8 million);
(ii) repeal of the gross receipts tax on regulated natural gas companies ($78.4 million); (iii) increase the weighting from 50 percent to 60 percent of the sales factor used in the apportionment formula to calculate Pennsylvania taxable income for corporate net income purposes ($31.5 million); (iv) restructure the public utility realty tax ($54.6 million); and
(v) expand the income limit to qualify for personal income tax forgiveness by $500 to $6,500 per dependent ($7.5 million).

         Expenditures for the fiscal year (excluding intergovernmental transfer transaction expenditures and net of appropriation lapses) were $19,171.0 million representing a 5.7 percent ($1,026.0 million) increase over the prior fiscal year. Expenditures include $220.1 million in net supplemental appropriations enacted late in the fiscal year, primarily for corrections, education and public welfare programs. Also included in this amount is $103 million of capital projects funding, a non-recurring budget item. This amount funds several capital projects and will be in lieu of Commonwealth debt financing. Lapses of appropriation authority during the fiscal year totaled $255.3 million, including $124.3 million of prior fiscal year appropriation lapses. The lapsed appropriation amounts provided funding for the supplemental appropriations enacted.

         Fiscal 1999. The 1999 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax


                               79





Stabilization Reserve Fund) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled $255.4 million for fiscal year 1999 consisting of $105.4 million representing the statutory 15 percent of the fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000, The higher unappropriated surplus was generated by tax revenues that were $712.0 million (3.9 percent) above estimate and $61.0 million of non-tax revenue (18.4 percent) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. Of this amount, $200 million was appropriated for general obligation debt service above current needs; $59 million to accrue the fourth quarterly Commonwealth contribution to the School Employees' Retirement System; and $90 million to the Public Welfare department to pay additional medical assistance costs estimated to occur in the 1999 fiscal year. These supplemental appropriations represent expected one-time obligations.
Including the supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9 percent increase over expenditures during fiscal 1998.

         Revenues from taxes for the fiscal year rose 3.9 percent after tax reductions enacted with the 1999 fiscal year budget that were estimated to be $241.0 million for the fiscal year.
The sales and use tax represented the largest portion of the above-estimate of revenues. Receipts from this tax were $331.3 million, or 5.3 percent above the estimated and final taxpayer filings, boosted receipts $299.5 million, or 4.7 percent above estimate for the fiscal year. Taxes paid through employee withholding were slightly below estimate. For the fiscal year, personal income tax receipts were 7.2 percent above those of the prior fiscal year. Among the taxes paid by corporations, only capital stock and franchise tax receipts exceeded estimates. Revenues from this tax were $144.5 million (15.1 percent) over estimate. The corporate net income tax and the various selective business taxes all recorded receipts below estimate. In aggregate, they were a net $68.5 million below estimate. Non-tax revenues, led by interest earnings due to higher investable balances, were $61.0 million (18.4 percent) above estimate. The major components of the enacted tax reductions and their estimated fiscal 1999 cost were: (i) reduce the capital stock and franchise tax rate from 12.75 mills to 11.99 mills ($72.5 million); (ii) increase the eligibility income limit for qualification for personal income tax forgiveness ($57.1 million); (iii) eliminate personal income tax on gains from the


                               80





sale of an individual's residence ($30.0 million); (iv) extend the time period from three to ten years over which net operating loss deductions may be taken for the corporate net income tax ($17.8 million); (v) expand various sales tax exemptions ($40.4 million); and (vi) reduce various other miscellaneous items ($23.2 million).

         Reserves for tax refunds for fiscal 1999 were raised during the fiscal year to $644.0 million, a $39.2 million increase over the budget as enacted. Reserves for tax refunds for fiscal 1999 are $266.0 million below the reserve established for fiscal 1998.

Financial Results for Recent Fiscal Years (GAAP Basis)

         During the five-year period from fiscal 1996 through fiscal 2000, revenues and other sources increased by an average
5.9 percent annually. Tax revenues during this same period increased by an annual average of 5.1 percent. The largest growth rate during the five-year period was for the other revenues category. Those revenues increased at an average annual rate of
24.7 percent. Increases in charges for sales and services and in investment income constitute the largest portion of other revenues and are the principal reason for this rate of growth. Expenditures and other uses during the fiscal 1996 through fiscal 2000 period rose at an average annual rate of 4.6 percent. Program costs for economic development and assistance activities increased an average 19.9 percent annually, the largest growth rate of all programs during the period. Protection of persons and property program costs increased by an average annual rate of
5.8 percent. This rate of increase is lower than in prior fiscal years as the costs to staff and operate expanded prison facilities are growing more slowly than before. Public health and welfare program costs increased at a 4.8 percent average annual rate during the period. Efforts to control costs for various social programs and the presence of favorable economic conditions have helped restrain these costs.

         The fund balance at June 30, 2000 totaled $4,263.6 million, an increase of $1,400.2 million over the $2,863.4 million balance at June 30, 1999. The fiscal 2000 year-end unreserved-undesignated balance of $1,700.1 million is the largest such balance reported since audited GAAP reporting was instituted in 1984 for the Commonwealth.

City of Philadelphia

         Philadelphia is the largest city in the Commonwealth with an estimated population of 1,517,550 according to the 2000
Census.



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         The Pennsylvania Intergovernmental Cooperation Authority
("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia, the Commonwealth's largest city, in remedying its fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia as of June 30, 1992, of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on May 15, 2001.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA'S authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1995. Its ability to refund existing outstanding debt is unrestricted. PICA had $901.9 million in special revenue bonds outstanding as of June 30, 2001. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA's bonds.

Commonwealth Debt

         The Constitution permits the Commonwealth to incur following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Net outstanding general obligation debt totaled $5,416.2 million at June 30, 2001, an increase of $401.3 million from June 30, 2000. Over the 10-year period ending June 30, 2001, total outstanding general obligation debt increased at an annual rate of 1.3 percent. Within the most recent 5-year period, outstanding general obligation debt has decreased at an annual rate of 1.4 percent.

         Certain state-created organizations have statutory authorization to issue debt for which state appropriations to pay debt service thereon are not required. The debt of these organizations is funded by assets of, or revenues derived from the various projects financed and is not a statutory or moral obligation of the Commonwealth. However, some of these organizations are indirectly dependent upon Commonwealth operating appropriations. In addition, the Commonwealth may choose to take action to financially assist these organizations.

Litigation

         In 1978, the General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1,000,000 for each accident. The Supreme Court of Pennsylvania has held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth remain open. Tort claim payments for the departments and agencies, other than the Department of Transportation, are paid from departmental and agency operating and program appropriations. Tort claim payments for the Department of Transportation are paid from an appropriation from the Motor License Fund. The Motor License Fund tort claim appropriation for fiscal 2001 is $20.0 million.

OHIO PORTFOLIO

         The following is based on information obtained from a Preliminary Official Statement, dated October 1, 2001, relating to $175,000,000 State of Ohio Higher Education General
Obligation, Series 2001B.

Economic Climate

         Ohio's 2000 decennial census population of 11,353,140 indicated a 4.7% population growth since 1990 and ranked Ohio seventh among the states in population.

         Although manufacturing (including auto-related manufacturing) in Ohio remains an important part of the State's economy, the greatest growth in Ohio's economy in recent years has been in the non-manufacturing sectors. In 1999, Ohio ranked seventh in the nation with approximately $362 billion in gross state product and was third in manufacturing with an approximate value of $93 billion. As a percent of Ohio's 1999 gross state product, manufacturing was responsible for 26%, with 18% attributable to the services sector and 16% to the finance, insurance and real estate sector. Ohio is the eighth largest exporting state, with 2000 merchandise exports totaling $26 billion. The state's two leading export industries are transportation equipment and industrial machinery, which together account for 51% of the value of Ohio's merchandise exports.

         Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) based on 1999 revenues reported in 2000 by Fortune, 28 had headquarters in Ohio, placing Ohio tied for fifth as a corporate headquarters state.

         Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It increased through 1991, decreased slightly in both early 1992 and late 1993, but otherwise has increased steadily through 2000. Growth in recent years has been concentrated among "non-manufacturing" industries, with manufacturing employment tapering off since its 1969 peak. The "non-manufacturing" sector employs approximately 81% of all non-agricultural payroll workers in Ohio.

         With 14.9 million acres (of a total land area of 26.4 million acres) in farmland and an estimated 80,000 individual farms, agriculture and related agricultural sectors combined is an important segment of Ohio's economy. Ohio's 1999 crop production value of $806.4 million represented 4.5% of total U.S. crop production value. In 1998, Ohio's agricultural sector total output reached $5.8 billion with agricultural export shares (primarily soybeans, feed grains and wheat, and their related products) estimated at a value of $1.4 billion.

Financial Condition

         Consistent with the constitutional provision that no appropriation may be made for a period longer than two years, the State operates on the basis of a fiscal biennium for its appropriations and expenditures. The Constitution requires the General Assembly to provide for raising revenue, sufficient to defray the expenses of the state, for each year, and also a sufficient sum to pay the principal and interest as they become due on the state debt. The State is effectively precluded by law from ending a Fiscal Year or a biennium in a deficit position. State borrowing to meet casual deficits or failures in revenues or to meet expenses not otherwise provided for is limited by the Constitution to $750,000.

         The Revised Code provides that if the Governor ascertains that the available revenue receipts and balances for the General Revenue Fund ("GRF") or other funds for the then current fiscal year will in all probability be less than the appropriations for that year, he shall issue such orders to State agencies as will prevent their expenditures and incurred obligations from exceeding those revenue receipts and balances. The Governor did implement this directive in some prior fiscal years, and in Fiscal Year 2001 the Governor and General Assembly directed reductions and fund transfers needed to ensure the positive GRF ending fund balance. The last complete fiscal biennium ended June 30, 1999 with a GRF balance of $976,778,000.

         Most State operations are financed through the GRF. Personal income and sales-use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2001 with a GRF fund balance of $219,413,500. The State also has maintained a "rainy day" fund, the Budget Stabilization Fund (BSF), which under current law and until used is intended to carry a balance of approximately 5% of the GRF revenues for the preceding Fiscal Year. The BSF is generally maintained by transfer from the surplus, if any in each Fiscal Year. The BSF has a current balance of $1,010,595,000 which is equal to 4.74% of Fiscal Year 2001 GRF revenues.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has, since 1934, limited the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of the aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation- -commonly referred to in the context of Ohio local government finance as the "ten-mill limitation".

         The Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50% of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State lottery net profits are allocated to elementary, secondary, vocational and special education program purposes including, as provided for in the recently passed constitutional amendment, application to debt service on obligations issued to finance capital facilities for a system of common schools.

         Census figures for 1998 showed that Ohio then ranked 34th in state taxes per capita. As examples of rates of major taxes, the State sales tax is currently levied at the rate of 5%. The highest potential aggregate of State and permissive local sales taxes is currently 8%, and the highest currently levied in any county is 7%. The State gasoline tax is currently 22 cents per gallon, one cent of which is specifically directed to local highway-related infrastructure projects.

         Current State personal income tax rates, applying generally to federal adjusted gross income, range from 0.743% on $5,000 or less with increasing bracketed base rates and percentages up to a maximum on incomes over $200,000 of $11,506 plus 7.5% on the amount over $200,000. Reflecting amounts transferred from Fiscal Year ending GRF balances to the Income Tax Reduction Fund, personal income tax rates for each of the 1996 through 2000 tax years were reduced by approximately 6.61%, 3.99%, 9.34%, 3.63% and 6.93%, respectively.

         The Constitution requires 50% of State income tax receipts to be returned to the political subdivisions or school districts in which those receipts originate. There is no present constitutional limit on income tax rates.

         Municipalities and school districts may also levy certain income taxes. Any municipal rate (applying generally to wages and salaries, and net business income) over 1%, and any school district income tax (applying generally to the State income tax base for individuals and estates), requires voter approval. Most cities and villages levy a municipal income tax. The highest current municipal rate is 2.85%. A school district income tax is currently approved in 122 districts.

         Since 1960 the ratio of Ohio to U.S. aggregate personal income has declined, with Ohio's ranking moving from fifth among the states in 1960 and 1970 to eighth in 1990, increasing to seventh in 1994 and thereafter. This movement in significant measure reflects "catching up" by several other states and a trend in Ohio toward more service sector employment.

Recent Bienniums

         For the 1998-99 biennium, GRF appropriations approximated $36 billion, which provided for significant increases in funding for primary and secondary education. Of the first Fiscal Year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred into the State income tax reduction fund, $200,000,000 into public school assistance programs, and $44,184,153 into the Budget Stabilization Fund ("BSF"). The Fiscal year 1999 biennium ending GRF balances were $1.512 billion (cash) and $976,778,000
(fund). Portions of that fund balance were transferred as follows: $325,700,000 to school building assistance; $293,185,O00 to the State income tax reduction fund: $85,400,000 to School Net (a program to supply computers for classrooms); $46,374,000 to the BSF; and $4.600,000 to interactive video distance learning. With the transfer, the BSF balance increased to $953,291,000.

         For the 2000-01 biennium, GRF appropriations approximated $39.8 billion. Ohio ended the first year of the 2000-01 biennium with a GRF budgetary fund balance of $855.8 million, higher than anticipated due to lower-than-budgeted spending and higher-than-expected revenue. As a result, $610.4 million of the GRF's June 30, 2000 budgetary fund balance was transferred to the income tax reduction fund, $49.2 million was transferred to the BSF and the balance was carried forward to pay for budgeted expenditures in fiscal year 2001.

         In December 2000 (the second year of the biennium), the State enacted supplemental appropriations of $645.3 million to address shortfalls in its Medicaid and disability assistance assistance programs. The State's share of this additional funding was $247.6 million, with $125 million coming from Fiscal Year 2001 GRF spending reductions and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1-2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and rental payments relating to obligations, were elementary and secondary education.

         The Governor announced in late March 2001 OBM's new preliminary lowered revenue estimates for Fiscal Year 2001 and for Fiscal Years 2002 and 2003 (for which appropriation bills were then pending). Based on indications that the Ohio economy continued to be affected by the economic downturn being experienced nationwide, GRF revenue estimates for Fiscal Year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further reductions in expenditures and appropriations spending, with the same exceptions as the earlier reductions mentioned above. In addition, with the aim of achieving a July 1, 2001 beginning GRF fund balance (and a June 30 ending balance) of at least $188,200,000 (representing historical 0.5% year end cash flow allowance), OBM was authorized to transfer by June 30, 2001 from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended Fiscal Year 2001 with a GRF cash balance of $817,069,000 and fund balance of $219,414,000, making that transfer unnecessary.

         Lengthy and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures for the new Fiscal Years 2002-03. Including in their consideration were the OBM projections for the biennium of continuing lower than anticipated levels of revenues and higher than anticipated Medicaid expenses.

         The GRF appropriations act for the 2002-03 biennium, not providing for any increases in major State taxes, was passed in June 2001, and promptly signed (after selective vetoes) by the Governor. That act provided for total GRF biennial expenditures of approximately $45.1 billion. The appropriations act provided for the use of certain reserves, aimed at achieving Fiscal Year and biennium ending positive fund balances based on estimates and projections at the time of passage. OBM is currently authorized to transfer, if necessary, up to $150,000,000 from the BSF (current balance of over $1 billion) to the GRF for purposes of increasing moneys available to pay Medicaid expenses, with an additional $10,000,000 appropriated from the BSF to a State emergency purposes fund. Assuming all those transfers are made from the BSF, its balance would be reduced to approximately $855,000,000.

Schools

         In September 6, 2001 opinion the Ohio Supreme Court resolved the litigation that had long been pending in Ohio courts questioning the constitutionality of the State's system of school funding and compliance with the constitutional requirement of that the State provide a "thorough and efficient system of common schools." The majority of the Court concluded that the system of school funding, as it had been modified and developed since 1991 and assuming full implementation of two modifications newly ordered by the Court, will meet constitutional requirements. The two modifications directed by the Court, one of which will have an impact in the current fiscal biennium, are (i) revisions of the formula and factors involved in calculating the per student costs of providing an adequate education (the Court stated no deadline, but does require that the revisions be applied retroactively to July 1, 2001; the State has filed with the Court a motion for reconsideration and clarification of this ordered modification; OBM has been developing estimates of the additional cost to the State of this change, particularly for the current and next Fiscal Years); and (ii) the effective date of full implementation of a parity aid program (already adopted and being phased in) is moved up by two years -- full funding to be in Fiscal Year 2004 rather than 2006.

         Both of these Court-ordered modifications require General Assembly action. It is not possible at this time to state what or when the General Assembly's responses will be, or what effect they or any related actions may have on the State's overall financial condition (particularly in the current fiscal biennium) or on specific State operations or functions.

Municipalities

         Ohio has a mixture of urban and rural population, with approximately three-quarters urban. There are 943 incorporated cities and villages (municipalities with populations under 5,000) in the State. Five cities have populations of over 100,000 and 16 over 50,000.

         A 1979 act established procedures for identifying and assisting those few cities and villages experiencing defined "fiscal emergencies". A commission composed of State and local officials, and private sector members experienced in business and finance appointed by the Governor, is to monitor the fiscal affairs of a municipality facing substantial financial problems.

That act requires the municipality to develop, subject to approval and monitoring by its commission, a financial plan to eliminate deficits and cure any defaults and otherwise remedy fiscal emergency conditions, and to take other actions required under its financial plan. It also provides enhanced protection for the municipality's bonds and notes and, subject to the act's stated standards and controls, permits the State to purchase limited amounts of the municipality's short-term obligations (used only once, in 1980).

         There are currently nine municipalities in fiscal emergency status and three municipalities in fiscal watch status.
A current listing of municipalities in fiscal emergency and fiscal watch status is accessible on the Internet at http://www.auditor.state.oh.us.

         The fiscal emergency legislation has been amended to extend its potential application to counties (88 in the State) and townships. This extension is on an "if and as needed" basis, and not aimed at particular identified existing fiscal problems of those subdivisions.

Litigation

         The State of Ohio is a party to various legal proceedings seeking damages or injunctive relief and generally incidental to its operations. The ultimate disposition of these proceedings is not presently determinable, but in the opinion of the Ohio Attorney General will not have a material adverse effect on payment of State obligations.

NORTH CAROLINA PORTFOLIO

         The following summary is included for the purpose of providing a general description of credit and financial conditions of North Carolina and is based on information obtained from an Official Statement, dated March 7, 2001, relating to $380,000,000, State of North Carolina, General Obligation Public Improvement Bonds, Series 2001A. The summary is not intended to provide a complete description of the state. While the Fund has not undertaken to independently verify such information, it has no reason to believe that such information is not correct in all material respects. The summary does not provide specific information regarding all securities in which the Fund is permitted to invest and in particular does not provide specific information on the private business entities whose obligations support the payments on AMT-Subject Bonds.

General Description

         The State is located on the Atlantic seacoast and is bordered by the states of South Carolina, Georgia, Tennessee and Virginia. The State has a land area, exclusive of waterways and lakes, of 48,718 square miles. During the period from 1990 to 2000 the State experienced a 21.4% increase in population, growing to 8,049,313 persons. The State has six municipalities with populations in excess of 100,000.

Economic Characteristics

         The economic profile of the State consists of a combination of industry, agriculture and tourism.
Nonagricultural wage and salary employment accounted for approximately 3,919,000 jobs in 2000. The largest segment of jobs was approximately 780,100 in manufacturing. Based on July 2000 data from the United States Bureau of Labor Statistics, the State ranked tenth among the states in non-agricultural employment and eighth among the states in manufacturing employment. During the period from 1990 to 2000, per capital income in the State grew from $16,674 to $26,355, an increase of 58.1%. The Employment Security Commission estimated the seasonally adjusted unemployment rate in November 2000 to be 3.7% of the labor force, as compared with an unemployment rate of 4.0% nationwide. According to the Employment Security Commission, the labor force has grown from 3,401,000 in 1990 to 3,946,200 in 2000, an increase of 16%.

         The labor force has undergone significant changes during recent years. The State has moved from an agricultural economy to a service and goods producing economy. Due to the wide dispersal of non-agricultural employment, North Carolina citizens have been able to maintain to a large extent, their rural habitation practices.

         North Carolina's economy continues to benefit from a vibrant manufacturing sector. Manufacturing firms employ approximately 19% of the total non-agricultural workforce. North Carolina has the fourth highest percentage of manufacturing workers in the nation. The State's annual value of manufacturing shipments totaled $166.6 billion in 1999, ranking the State seventh in the nation. The State leads the nation in the production of textiles, tobacco products and furniture and is among the largest producers of electronics and other electrical equipment, industrial and commercial machinery and computer equipment.

         More than 800 international firms have established a presence in the State. Charlotte is the second largest financial center in the country based on assets of banks headquartered


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there.  Bank of America, N.A. and First Union National Bank, two
of the nation's 10 largest banks, are based in Charlotte. The strength of the State's manufacturing sector, especially industrial machinery and equipment as well as the chemicals industry, also supports the growth in exports. The 1999 annual statistics showed $16.3 billion in exports, thirteenth among the States in export trade.

         Agriculture is a basic element in the economy of the State. Gross agricultural income was in excess of $6.7 billion in 1999, placing the State ninth in the nation in gross agricultural income. The poultry industry is the leading source of agricultural income in the State, accounting for approximately 33% of gross agricultural income. The pork industry provides approximately 17% of the gross agricultural income. The tobacco industry remains important to the State providing approximately 12% of gross agricultural income. In 1999, the State also ranked fifth in the nation in net farm income. Nursery and greenhouse products accounted for an increasing share of gross agricultural income, providing approximately 15% in 1999.

         The diversity of agriculture in North Carolina and a continuing emphasis on marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. North Carolina has the third most diversified agricultural economy in the nation.

         According to the State Commissioner of Agriculture, the State ranks first in the nation in the productions of all tobacco, flue-cured tobacco, turkeys and sweet potatoes and second in hog production, trout, cucumber for pickles and Christmas tree production. The State ranks third in poultry and egg products. In 1999 there were approximately 58,000 farms in the State. A strong agribusiness sector also supports farmers with farm inputs (agricultural chemicals and fertilizer, farm machinery and building supplies) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing). North Carolina's agricultural industry, including food, fiber and forest, contributes over $48 billion annually to the State's economy, accounts for nearly 22% of the State's income and employs approximately 21% of the State's work force.

         On November 23, 1998, 46 states' Attorneys General and the major tobacco companies signed a settlement agreement that reimburses states for smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to the settlement agreement. The settlement agreement


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was approved in North Carolina by a Consent Decree in December
1998. On March 16, 1999, the General Assembly enacted a law approving the establishment of a foundation to comply with the Consent Decree and to help communities in North Carolina injured by the decline of tobacco. The foundation will receive 50% of the settlement payments. A trust fund for tobacco farmers and quota holders and a second trust fund for health programs, both created by the General Assembly, will each receive 25% of the settlement payments.

         North Carolina is also one of 14 states that has entered into a major settlement agreement with several cigarette manufacturers on behalf of tobacco growers and allotment holders. Approximately $1.9 billion of settlement payments (under the National Tobacco Growers Settlement Trust) are expected to be paid to North Carolina tobacco growers and allotment holders under this settlement agreement. Payments of this amount are expected to average $155 million per year over a 12-year period which began in 1999.

         The North Carolina Department of Commerce, Division of Tourism, Film and Sports Development, indicates that travel and tourism is increasingly important to the State's economy. Travel and tourism's $11.9 billion economic impact in 1999 represents a 5.8% increase over 1998. The North Carolina travel and tourism industry directly supports 195,700 jobs, or 5.1% of total non-agricultural employment.

Government

         State governmental powers are divided among the legislative, executive and judicial branches.

         The General Assembly, the legislative branch, is composed of the 50-member Senate and 120-member House of Representatives and has three major functions: to enact general and local laws governing the affairs of the State, to provide and allocate funds for operating State government by enacting revenue and appropriation laws, and to study regulation and funding aspects of State operations. The main work of the General Assembly is the enactment of legislation. The General Assembly is required by law to meet on a biennial basis, a budget being adopted for each biennium. For the past 20 years the General Assembly has met annually for the purpose of reviewing the State's budget and financial condition.

         The Governor, elected for a four-year term, is the chief officer of the executive branch. He functions as director of the budget, with responsibilities for all phases of budgeting from initial preparation to final execution. He is commander-in-chief of the State military and is chairman of the Council of State,


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which is composed of the elected officials of the executive branch. The Constitution of the State permits the Governor and Lieutenant Governor to serve two conservative terms. The Governor has the power to veto budgetary and certain other legislative matters.

         The judicial branch administers, through a unified system of courts, the judicial powers of the State in the areas of civil and criminal law.

Revenue Structure

         The State has three major operating funds that receive revenues and from which moneys are expended: the General Fund, the Highway Fund and the Highway Trust Fund. The taxes described below produce a majority of the State's tax revenue. All revenues are collected by the Department of Revenue, except the highway use tax on motor vehicle sales and motor vehicle licenses tax and fees, which are collected by the Department of Transportation. There are no prohibitions or limitations in the North Carolina Constitution on the State's power to levy taxes, except the income tax rate limitation of 10% and a prohibition against a capitation or "poll" tax.

General Fund

         The proceeds of the taxes hereinafter described are deposited in the General Fund.

Tax Revenue

         Individual Income Tax -- State taxable income is determined by making certain statutory adjustments to federal taxable income. State tax due is computed under a three-tiered bracket system with tax rates of 6%, 7% and 7.75%; the breaking points for the higher marginal tax rates vary according to filing status. The North Carolina Constitution limits the maximum tax rate to 10% of net income.

         Corporation Income Tax -- A tax is levied at the rate of 6.9% on net income of both foreign and domestic corporations.
Net income is derived by making certain adjustments to the federal taxable net income of corporations such as taxes on income and excess profits and interest on obligations of the United States. Corporations having income both within and without the State apportion their income according to a three factor formula based on payroll, sales (double weighted) and value of property. Alternative formulas may be utilized with the approval of the Secretary of Revenue. The North Carolina Constitution limits the maximum tax rate to 10% of net income.



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         Sales and Use Tax -- A general tax rate of 4% is levied
on sales, use or rental of tangible personal property and selected services such as the rental of hotel and motel rooms and laundry and dry cleaning services. Preferential tax rates are also levied on sales, use or rental of specific types of property and services.

         Highway Use Tax on Motor Vehicle Rentals -- Gross receipts from long-term lease or rental of motor vehicles (at least 365 continuous days to the same person) are taxed at the rate of 3%; gross receipts from short-term lease or rental of motor vehicles are taxed at the rate of 8%. For both short and long-term rentals, the maximum tax for a vehicle leased continuously to the same person is $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. A 3% highway use tax is levied on the retail sale of motor vehicles with a maximum ceiling of $1,000 for Class A and B commercial vehicles and $1,500 for all other vehicles. Only collections of the 8% tax from short-term rentals are credited to the General Fund. A retailer engaged in the business of leasing or renting motor vehicles may elect to pay the 3% highway use tax on the retail value of motor vehicles (same maximums per vehicle as described above) purchased for lease or rental rather than the 3% or 8% tax on gross receipts from renting or leasing the vehicles. All collections of the 3% levy are credited to the Highway Trust Fund.

         Corporation Franchise Tax -- A franchise tax is levied on business corporations at the rate of $1.50 per $1,000 of the largest of three alternate bases. The bases are (a) the amount of the capital stock, surplus and undivided profits apportionable to the State; (b) 55% of the appraised value of property in the State subject to local taxation or (c) the book value of real and tangible personal property in the State less any debt outstanding which was created to acquire or improve real property in the State.

         Other Taxes -- Other taxes levied for support of the General Fund include a piped natural gas tax, alcoholic beverage tax, insurance tax, estate tax, tobacco products tax, a gift tax, freight care tax, and various privilege taxes.

Constitutional Provision

         The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period.




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Executive Budget Act

         The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State's budget is adopted and administered. The act requires the adoption of a balanced budget. General Statute 143-25 provides that the Governor, as ex officio Director of the Budget, "may reduce all of said appropriations, pro rata when necessary, to prevent an overdraft or deficit to the fiscal period for which such appropriations are made. The purpose and policy of this Article are to provide and insure that there shall be no overdraft or deficit in the General Fund of the State at the end of the fiscal period, growing out of appropriations for maintenance, and the Director of the Budget is directed and required to so administer this Article as to prevent any such overdraft or deficit. Prior to taking any action under this section to reduce appropriations pro rata, the Governor may consult with the Advisory Budget Commission." The North Carolina Constitution provides that any such reduction in appropriations shall be made "after first making adequate provision for the prompt payment of the principal of and interest on bonds and notes of the State according to their terms." The Governor may take less drastic action to reduce expenditures to maintain a balanced budget before the need for across-the-board appropriations reductions arises.

State Budget

         The total State budget is supported from four primary sources of funds: (1) General Fund tax and nontax revenue, (2) Highway Fund and Highway Trust Fund tax and nontax revenue, (3) federal funds and (4) other receipts, generally referred to as departmental receipts.

         Federal funds comprise approximately 25% of the total State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

         Departmental receipts consist of revenues that are received directly by the department and are not tax or non-tax revenue as designated by the General Assembly. Departmental receipts consist of tuition at the universities and community colleges, patient receipts at the hospitals and institutions, sale of goods and services, grants, and various other receipts. These receipts represent approximately 8% of the total State budget.



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         All funds presented to and reviewed by the General
Assembly and as to which the General Assembly takes dispositive action are considered "appropriated" or authorized by the General Assembly. Expenditures authorized from General Fund Revenue, Highway Fund Revenue and Highway Trust Fund Revenue are referred to as General Fund Appropriations, Highway Fund Appropriations and Highway Trust Fund Appropriations, respectively.

Authorized Biennial Budget

         Pursuant to the State's constitution, the State's budget is established biannually. The current biennium covers the period from July 1, 1999 to June 30, 2001. The budget for each
July 1 to June 30 fiscal year is required to be balanced.

         The General Fund appropriation is supported from four major sources of funds: (1) funds remaining from the previous fiscal year, referred to as the "Beginning Fund Balance": (2) tax revenue, including sales, individual and corporate taxes; (3) non-tax revenue, including court fees and investment income from state funds, and (4) transfers from the Highway Fund and the Highway Trust Fund.

         The General Fund continuation appropriations represent the appropriations necessary to maintain current levels of funding, excluding capital improvements, and provide for mandated increases. The General Fund continuation appropriations include inflationary increases related to medical costs associated with the medicaid programs, and other similar services mandated by State and Federal laws. In addition, other increases are reflected in increased costs associated with public school enrollment and staffing and operating prison facilities or other state facilities expected to be completed in the biennium.

         The 1999 Session of the General Assembly established the budget for the current biennium and its two fiscal years. The initial biennial budget increased General Fund appropriation support for departmental operating budgets by $610.5 million and $288.9 million in 1999-2000 and 2000-2001, respectively, and authorized continuation funding of $11.986 billion for 1999-2000 and $12.6 billion for 2000-2001. Major new programs included funding for planned expansion to existing programs and funded new initiatives for education, children, environmental programs, human services and economic development.

         Extraordinary events occurred during the 1999-2000 fiscal year that caused significant stress on the budget for the fiscal year. In the fall of 1999 the State was the victim of two major hurricanes, Hurricane Dennis and Hurricane Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was


                               96





convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating of $836.6 million for disaster relief programs.
The General Assembly funded $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from departmental operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and unappropriated fund balance. In addition, during 1998 and 1999 the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.239 billion ($400 million of this amount was paid in the 1998-1999 fiscal year). In addition, actual revenues received during the 1999-2000 fiscal year were below budget, in part on account of the two hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

         On account of the stress caused by these events on the budget for the 1999-2000 budget year, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for the 2000-2001 fiscal year would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30 resulted in overstated revenues for the 1999-2000 fiscal year by that amount. Because of the presence of these revenues, additional adjustments to balance the 1999-2000 budget were not required. The payment of these refunds after June 30, 2000 will result in a decrease in revenues for the 2000-2001 fiscal year by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year's budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after June 30, 2000 for services rendered before that date. This deferral made resources available in the 1999-2000 fiscal year to fund a reserve to pay a $240 million final settlement payment on one of the lawsuits referred to above. The payment of this amount on July 10, 2000 was the final payment by the State to settle these two lawsuits. In the 2000-01 budget, the State reduced by $252 million the budgeted contributions to the State plans for employee's retirement ($191.3 million), retiree health benefits ($50 million) and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

         At its 2000 Session, the General Assembly made additional adjustments to the 2000-2001 budget. In the 2000-01 budget, the General Assembly increased the General Fund appropriation support for programs by $891.9 million funded with adjustments to the budget of $664.9 million along with estimated


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revenue growth for the 2000-2001 fiscal year, resulting in a revised appropriation of $14.05 billion. Agency operating budgets were increased $226.8 million for 2000-2001. One of the major increases included a compensation package for teachers and state employees of $456.7 million, including $286.2 million to support salary increases for teachers, which will average 6.5%. This increase will achieve the goal previously set by the Governor and General Assembly to reach the national average for teacher salaries. In addition, the starting salary for a North Carolina teacher will be at least $25,000 in fiscal year 2000-2001. Eligible state employees will receive a 2.2% cost-of-living increase, 2% career growth increase, and a bonus of $500. In addition to addressing the operating requirements, the General Assembly provided $100 million for repairs and renovations, $14.9 million for capital improvement projects, $120 million for the Savings Reserve Account, and $30 million to the Clean Water Management Trust Fund.

         The State anticipates an overall budget shortfall of $605.9 million to $790.8 million from the authorized 2000-2001 fiscal year budget. The State attributes this shortfall to four major factors. First, the State was required to refund approximately $123 million of income taxes in the 2000-01 budget year that should have been refunded in the prior year. The payment of these refunds ($21.8 million corporate and $101.0 million individual) creates a corresponding decrease in revenues in the 2000-2001 budget year. Second, the State has been required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State. The payment of these refunds created a $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes. Third, the State's share of the federal Medicaid program has generated expenses approximately $108 million greater than the budgeted appropriation for this purpose. Finally, decreased revenues attributable to a general slow down of the national economy have resulted in a forecasted general revenue shortfall of $300 to $450 million. The economic slow down has particularly affected revenues from taxes associated with the State's manufacturing sector. Also, the general economic slow down and its effects on the capital markets are expected to lead to decreases in taxes attributable to capital gains income. The slow down has resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes and sales taxes.

         In response to the budget shortfall, the Governor, as Director of the Budget, has taken a number of actions to assure the State will meet its constitutional requirement of a balanced budget. Particularly, the Governor has identified budgetary resources that would cover a budget shortfall of up to


                               98





approximately $1 billion. These resources are comprised of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use and the identification and use of available reserves.

         North Carolina citizens, in November of 1996, voted their approval of the issuance of $1.8 billion of general obligation bonds for the construction of public school facilities. Bond issues of $450 million have been authorized for the 2000-2001 fiscal year for the construction of public school facilities. In November of 1998, North Carolina citizens voted approval of the issuance of $1.0 billion of general obligation bonds for clean water and natural gas infrastructures. Bond issues of $300 million have been authorized for the 2000-2001 fiscal years.

Pending Litigation

         There are several cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State
Treasurer, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

         The State is also involved in numerous claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State did not disclose other proceedings that are expected by the North Carolina Attorney General to materially adversely affect the State's ability to meet its financial obligations.

_________________________________________________________________

                     INVESTMENT RESTRICTIONS
_________________________________________________________________

         Unless specified to the contrary, and except with respect to paragraph number 1 below, which does not set forth a "fundamental" policy of the Florida Portfolio, the following restrictions apply to each Portfolio (except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios) and are fundamental policies which may not be changed with respect to each Portfolio without the affirmative vote of the holders of a majority of such Portfolio's outstanding voting securities, which means with respect to any Portfolio (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an


                               99





investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of a Portfolio's assets will not constitute a violation of that restriction.

         A Portfolio (applies to all Portfolios except the Massachusetts, Pennsylvania, Ohio and North Carolina Portfolios):

         1. May not purchase any security which has a maturity date more than one year* (397 days in the case of the New Jersey and Virginia Portfolios) from the date of such Portfolio's purchase;

         2. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction and those set forth in restrictions 4 and 5 below, a Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         3. May not invest more than 25% of its total assets in municipal securities (a) whose issuers are located in the same state, or (b) the interest upon which is paid from revenues of similar-type projects, except that subsection (a) of this restriction 3 applies only to the General Portfolio;

         4. May not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that with respect to 25% of its total assets (50% in the case of the New York Portfolio, the
____________________

* Which maturity, pursuant to the Rule 2a-7, may extend to 397 days or such greater length of time as may be permitted from time to time pursuant to Rule 2a-7.


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              California Portfolio, the Connecticut Portfolio,
              the New Jersey Portfolio, the Virginia Portfolio and the Florida Portfolio), (i) the General Portfolio may invest not more than 10% of such total assets in the securities of any one issuer and (ii) each of the New York, California, Connecticut, New Jersey, Virginia, Florida Portfolios may invest in the securities of as few as four issuers (provided that no more than 25% of the respective Portfolio's total assets are invested in the securities of any one issuer). For purposes of such 5% and 10% limitations, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;**

         5. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S.
              Government, its agencies or instrumentalities;

         6. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of a Portfolio's total assets. Such borrowings may be used, for example, to facilitate
____________________

** To the extent that these restrictions are more permissive than the provisions of Rule 2a-7 as it may be amended from time to time, the Portfolio will comply with the more restrictive provisions of Rule 2a-7. As a matter of operating policy, pursuant to Rule 2a-7, The General Portfolio will invest no more than 5% of its assets in the securities of any one issuer, except that under Rule 2a-7, a Fund may invest up to 25% (subject, with respect to the General Portfolio, to not investing more than 10% per issuer) of its total assets in the first tier securities of a single issuer for a period of up to three business days. Each remaining Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of each such Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Fundamental policy (i) described herein with respect to the General Portfolio and (ii) with respect to all other Portfolios, would give the Portfolios the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

              the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and such Portfolio will not purchase any investment while any such borrowings exist;

         7. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 6. To meet the requirements of regulations in certain states, a Portfolio, as a matter of operating policy, will limit any such pledging, hypothecating or mortgaging to 10% of its total assets, valued at market, so long as shares of such Portfolio are being sold in those states;

         8. May not make loans of money or securities except by the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         9. May not enter into repurchase agreements (i) not terminable within seven days if, as a result thereof, more than 10% of a Portfolio's total assets would be committed to such repurchase agreements (whether or not illiquid) or other illiquid investments,*** or (ii) with a particular vendor if immediately thereafter more than 5% of such Portfolio's assets would be committed to repurchase agreements entered into with such vendor; or

         10. May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; (d) purchase any restricted securities or securities on margin;
              (e) make short sales of securities or maintain a
____________________

*** As a matter of operating policy, each Portfolio will limit its investment in illiquid securities to 10% of its net assets.

              short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of a Portfolio's assets would be invested in such securities; (g) purchase or retain securities of any issuer if those officers and trustees of the Fund and officers and directors of the Adviser who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or
              (h) act as an underwriter of securities.

MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA PORTFOLIOS

         THE FOLLOWING RESTRICTIONS ARE FUNDAMENTAL POLICIES OF
         THE MASSACHUSETTS, PENNSYLVANIA, OHIO AND NORTH CAROLINA
         PORTFOLIOS:

         Each Portfolio:

         1. May not invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that for purposes of this policy (a) there is no limitation with respect to investments in municipal securities (including industrial development bonds), securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances and interest-bearing savings deposits, and (b) consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries. For purposes of this restriction, the Portfolio will regard the entity which has the primary responsibility for the payment of interest and principal as the issuer;

         2. May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements for extraordinary or emergency purposes in an aggregate amount not to exceed 15% of the Portfolio's total assets. Such borrowings may be used, for example, to facilitate the orderly maturation and sale of portfolio securities during periods of abnormally heavy redemption requests, if they should occur, such borrowings may not be used to purchase investments and the Portfolio will not purchase any investment while any such borrowings exist;

         3. May not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings, including reverse repurchase agreements, effected within the limitations set forth in restriction 2;

         4. May not make loans of money or securities except by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies and by investment in repurchase agreements;

         5. May not invest in real estate (other than securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts; and

         6.   May not act as an underwriter of securities.

         In addition, the Pennsylvania, Ohio and North Carolina
Portfolios may not issue senior securities except to the extent permitted by the 1940 Act.

         NON-FUNDAMENTAL POLICIES (MASSACHUSETTS
         PENNSYLVANIA, OHIO AND NORTH CAROLINA
         PORTFOLIOS)


         The following policies are not fundamental and may be changed by the Trustees without shareholder approval. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or in amount of the Portfolio's assets will not constitute a violation of that restriction. The Portfolio:

         1.   May not invest more than 5% of its total assets in
the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or
instrumentalities), except that with respect to 50% of the
Portfolio's total assets the Portfolio may invest in the
securities of as few as four issuers (provided that no more than
25% of the Portfolio's total assets are invested in the
securities of any one issuer).****   For purposes of this
____________________

**** As a matter of operating policy, pursuant to Rule 2a-7, each Portfolio may, with respect to 75% of its assets, invest no more than 5% of its assets in the securities of any one issuer; the remaining 25% of the Portfolio's assets may be invested in securities of one or more issuers provided that they are first tier securities. Non-fundamental policy #1 described herein would give the
                             (footnote continued)
limitation, the issuer of the letter of credit or other guarantee backing a participation interest in a variable rate industrial development bond is deemed to be the issuer of such participation interest;

         2. May not purchase more than 10% of any class of the voting securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         3. May not invest more than 25% of its total assets in municipal securities the interest upon which is paid from revenues of similar-type projects;

         4. May not enter into repurchase agreements not terminable within seven days if, as a result thereof, more than 10% of the Portfolio's net assets would be committed to such repurchase agreements;

         5.   May not purchase any securities on margin;

         6. May not make short sales of securities or maintain a short position or write, purchase or sell puts (except for standby commitments as described in the Prospectus and above), calls, straddles, spreads or combinations thereof; and

         7. May not invest more than 10% of its net assets in illiquid securities.

_________________________________________________________________

                           MANAGEMENT
_________________________________________________________________

Trustees and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Trustees and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Those Trustees whose names are followed by a footnote are "interested persons" of the Trust as defined under the Act. Each Trustee and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser.
____________________

(footnote continued)
       Portfolio the investment latitude described therein only in the event Rule 2a-7 is further amended in the future.

Trustees

         JOHN D. CARIFA,***** 56, Chairman, is the President,
Chief Operating Officer, and a Director of Alliance Capital
Management Corporation ("ACMC")****** with which he has been associated since prior to 1996.

         SAM Y. CROSS, 74, was, since prior to 1996, Executive Vice President of The Federal Reserve Bank of New York and manager for foreign operations for The Federal Reserve System.
He is Executive-In-Residence at the School of International and Public Affairs, Columbia University. He is also a director of Fuji Bank and Trust Co. His address is 200 East 66th Street, New York, New York 10021.

         CHARLES H. P. DUELL, 63, is President of Middleton Place Foundation with which he has been associated since prior to 1996. He is also a Trustee Emeritus of the National Trust for Historic Preservation and serves as Chairman of the Board of Architectural Review, City of Charleston. His address is Middleton Place Foundation, 4300 Ashley River Road, Charleston, South Carolina 29414.

         WILLIAM H. FOULK, JR., 69, is an Investment Adviser and an Independent Consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1996. He was formerly Deputy Comptroller of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. His address is 2 Greenwich Plaza, Suite 100, Greenwich, Connecticut 06830.

         DAVID K. STORRS, 57, is President and Chief Executive Officer of Alternative Investment Group, LLC (an investment firm). He was formerly President of The Common Fund (investment management for educational institutions) with which he had been associated since prior to 1996. His address is 65 South Gate Lane, Southport, Connecticut 06490.

         SHELBY WHITE, 63, is an author and financial journalist.
Her address is One Sutton Place South, New York, New York 10022.

____________________

*****  An "interested person" of the Fund as defined in the Act.

****** For purposes of this SAI, ACMC refers to Alliance Capital
       Management Corporation, the sole general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.

Officers

         RONALD M. WHITEHILL - President, 63, is a Senior Vice
President of ACMC and President and Chief Executive Officer of
Alliance Cash Management Services with which he has been associated since prior to 1996.

         KATHLEEN A. CORBET - Senior Vice President, 41, is an
Executive Vice President of ACMC with which she has been associated since prior to 1996.

         DREW A. BIEGEL - Senior Vice President, 50, is a Vice
President of Alliance Fund Distributors ("AFD") with which he has been associated since prior to 1996.

         JOHN R. BONCZEK - Senior Vice President, 41, is a Senior
Vice President of AFD with which he has been associated since prior to 1996.

         DORIS T. CILIBERTI - Senior Vice President, 37, is a
Vice President of AFD with which she has been associated since prior to 1996.

         PATRICIA ITTNER - Senior Vice President, 50, is a Vice
President of AFD with which she has been associated since prior to 1996.

         ROBERT I. KURZWEIL - Senior Vice President, 50, is a
Vice President of AFD with which he has been associated since prior to 1996.

         WAYNE D. LYSKI - Senior Vice President, 60, is an
Executive Vice President of ACMC with which he has been associated since prior to 1996.

         WILLIAM E. OLIVER - Senior Vice President, 52 is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

         RAYMOND J. PAPERA - Senior Vice President, 45, is a
Senior Vice President of ACMC with which he has been associated since prior to 1996.

         FRANCES M. DUNN - Vice President, 31, is a Vice
President of ACMC with which she has been associated since prior to 1996.

         WILLIAM J. FAGAN - Vice President, 39, is an Assistant
Vice President of AFD with which he has been associated since prior to 1996.

         LINDA N. KELLEY - Vice President, 41, is an Assistant
Vice President of AFD with which she has been associated since prior to 1996.

         JOSEPH R. LASPINA - Vice President, 41, is an Assistant
Vice President of AFD with which he has been associated since prior to 1996.

         EILEEN M. MURPHY - Vice President, 30, is a Vice
President of ACMC with which she has been associated since prior to 1996.

         MARIA C. SAZON - Vice President, 35, is a Vice President of ACMC with which she has been associated since 1997. Prior thereto she was a municipal bond analyst at Financial Guaranty
Insurance Company since prior to 1996.

         EDMUND P. BERGAN, Jr. - Secretary, 51, is a Senior Vice
President and the General Counsel of AFD and Alliance Global
Investor Services, Inc. ("AGIS") with which he has been associated since prior to 1996.

         MARK D. GERSTEN - Treasurer and Chief Financial Officer,
51, is a Senior Vice President of AGIS and a Vice President of
AFD with which he has been associated since prior to 1996.

         THOMAS R. MANLEY - Controller, 50, is a Vice President of ACMC with which he has been associated since prior to 1996.

         ANDREW L. GANGOLF - Assistant Secretary, 47, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

         DOMENICK PUGLIESE - Assistant Secretary, 40, is a Senior
Vice President and Assistant General Counsel of AFD with which he has been associated since prior to 1996.

         As of October 5, 2001, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio. The Fund does not pay any fees to, or reimburse expenses of, its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended June 30, 2001, the aggregate compensation paid to each of the Trustees during calendar year 2000 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                               Total Number  Total Number
                                               of Funds in   of Investment
                                               the Alliance  Portfolios
                                Total          Fund Complex, Within the Funds,
                                Compensation   Including the Including the
                                From the       Fund, as to   Fund, as to
                                Alliance Fund  which the     which the
Name of           Aggregate     Complex,       Trustee is a  Trustee is a
Trustee           Compensation  Including the  Director or   Director or
of the Fund       From the Fund Fund           Trustee       Trustee
___________       ____________  ______________ _____________ _______________

John D. Carifa         $-0-       $-0-               46           110
Sam Y. Cross           $3,723     $ 13,250           3            15
Charles H.P. Duell     $3,723     $ 13,250           3            15
William H. Foulk, Jr.  $3,723     $220,738           42           107
David K. Storrs        $3,473     $ 13,250           3            15
Shelby White           $3,723     $ 13,250           3            15

The Adviser

         The Fund's investment adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading global investment management firm supervising client accounts with assets as of June 30, 2001, totaling approximately $465 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the Act, is a Delaware limited partnership, of which ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of June 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately 29.9% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange") in the form of units ("Alliance Holding Units"). As of June 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately

2.1% of the outstanding Alliance Holding Units and 51.8% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for each Portfolio of the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, with management supervision and assistance and office facilities. Under the Advisory Agreement, each of the Portfolios pays an advisory fee at the annual rate of .50 of 1% of the first $1.25 billion of the average daily value of its net assets, .49 of 1% of the next $.25 billion of such assets, .48 of 1% of the next $.25 billion of such assets, .47 of 1% of the next $.25 billion of such assets, .46 of 1% of the next $1 billion of such assets and .45 of 1% of the average daily net assets of the respective Portfolio in excess of $3 billion. The fee is accrued daily and paid monthly. Pursuant to the Advisory Agreement the Adviser will reimburse a Portfolio to the extent that its net expenses (excluding taxes, brokerage, interest and extraordinary expenses) exceed 1% of its average daily net assets for any fiscal year.

         For the fiscal years ended June 30, 1999, 2000 and 2001, the Adviser received from the General Portfolio an advisory fee of $6,583,961, $6,536,878 and $7,022,891, respectively.

         For the fiscal year ended June 30, 1999, the Adviser received from the New York Portfolio an advisory fee of $2,630,694 (net of $227,602 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the New York Portfolio an advisory fee of $3,196,404 (net of $126,125 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the New York Portfolio an advisory fee of $4,352,755 (net of $51,641 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal years ended June 30, 1999, 2000 and 2001, the Adviser received from the California Portfolio an advisory fee of $2,590,077, $4,417,425 and $3,952,866, respectively.

         For the fiscal year ended June 30, 1999, the Adviser received from the Connecticut Portfolio an advisory fee of $651,094 (net of $114,669 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Connecticut Portfolio an advisory fee of $714,864 (net of $112,692 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Connecticut Portfolio an advisory fee of $902,410 (net of $78,542 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1999, the Adviser received from the New Jersey Portfolio an advisory fee of $831,173 (net of $178,102 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the New Jersey Portfolio an advisory fee of $1,057,894 (net of $185,664 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the New Jersey Portfolio an advisory fee of $1,521,458 (net of $104,865 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1999, the Adviser received from the Virginia Portfolio an advisory fee of $547,767 (net of $92,640 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Virginia Portfolio an advisory fee of $581,332 (net of $97,926 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Virginia Portfolio an advisory fee of $630,748 (net of $82,472 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1999, the Adviser received from the Florida Portfolio an advisory fee of $605,698 (net of $116,738 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Florida Portfolio an advisory fee of $813,484 (net of $154,360 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Florida Portfolio an advisory fee of $1,142,027 (net of $66,339 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the fiscal year ended June 30, 1999, the Adviser received from the Massachusetts Portfolio an advisory fee of $10,417 (net of $188,046 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2000, the Adviser received from the Massachusetts Portfolio an advisory fee of $270,972 (net of $155,015 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year. For the fiscal year ended June 30, 2001, the Adviser received from the Massachusetts Portfolio an advisory fee of $486,755 (net of $111,064 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets) for the year.

         For the period July 31, 2000 (commencement of operations through June 30, 2001, the Adviser received from the Pennsylvania Portfolio an advisory fee of $216,020 (net of $173,239 of expense reimbursement for expenses exceeding 1.00% of its average daily net assets).

         For the period January 2, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $38,438 for the Ohio
Portfolio.

         For the period May 7, 2001 (commencement of operations) through June 30, 2001, the Adviser waived or reimbursed the full amount of its fee of $5,157 for the North Carolina Portfolio.

         In accordance with the Distribution Services Agreement described below, the Fund may pay a portion of advertising and promotional expenses in connection with the sale of shares of the Fund. The Fund also pays for printing of prospectuses and other reports to shareholders and all expenses and fees related to registration and filing with the Commission and with state regulatory authorities. The Fund pays all other expenses incurred in its operations, including the Adviser's management fees; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting, administrative and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of the Fund's existence; and interest charges, taxes, brokerage fees, and commissions. As to the obtaining of clerical and accounting services not required to be provided to the Fund by the Adviser under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates; if so done, the services are provided to the Fund at cost and the payments therefore must be specifically approved in advance by the Fund's Trustees. In respect of the Adviser's services to the Portfolios for the fiscal years ended June 30, 1999, 2000 and 2001, the Adviser received $108,000, $111,000 and $113,500, respectively, from the General Portfolio; $95,000, $98,000 and $100,500, respectively, from the New York Portfolio; $95,000, $98,000 and $100,500, respectively, from the California Portfolio; $92,000, $95,000 and $97,500, respectively, from the Connecticut Portfolio; $92,000, $95,000 and $97,500, respectively, from the

New Jersey Portfolio; $92,000, $95,000 and $97,500, respectively, from the Virginia Portfolio; $92,000, $95,000 and $97,500, respectively, from the Florida Portfolio; and $92,000, $95,000 and $97,500, respectively from the Massachusetts Portfolio. For the period July 31, 2000 (commencement of operations) through June 30, 2001, the Adviser received from the Pennsylvania Portfolio $81,500. For the period January 2, 2001 (commencement of operations) through June 30, 2001, the Adviser received from the Ohio Portfolio $0. For the period May 7, 2001 (commencement of operations) through June 30, 2001, the Adviser received from the North Carolina Portfolio $0.

         The Fund has made arrangements with certain broker-dealers, including Sanford C. Bernstein & Co., LLC ("Bernstein"), an affiliate of the Adviser, whose customers are Fund shareholders pursuant to which payments are made to such broker-dealers performing recordkeeping and shareholder servicing functions. Such functions may include opening new shareholder accounts, processing purchase and redemption transactions, and responding to inquiries regarding the Fund's current yield and the status of shareholder accounts. The Fund pays fully disclosed and omnibus broker dealers (including Bernstein) for such services. The Fund may also pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, reimburses fully-disclosed broker-dealers at cost for personnel expenses involved in providing such services. All such payments must be approved or ratified by the Trustees. For the fiscal years ended June 30, 1999, 2000 and 2001, broker-dealers were reimbursed ,986,518, $1,956,064 and $2,206,524, respectively, by the General Portfolio; $772,574, $883,652 and $1,256,599, respectively, by the New York Portfolio; $668,086, $1,117,525 and $1,125,617, respectively, by the California Portfolio; $207,668, $228,239 and $250,302, respectively, by the Connecticut Portfolio; $322,872, $415,151 and $512,024,
respectively, by the New Jersey Portfolio; $145,278, $150,548 and $153,200, respectively, by the Virginia Portfolio; $199,802, $269,804 and $345,413, respectively, by the Florida Portfolio; and $54,000, $114,486 and 147,344, respectively, by the
Massachusetts Portfolio. For the period July 31, 2000 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $77,678 by the Pennsylvania Portfolio. For the period January 2, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $18,517 by the Ohio Portfolio. For the period May 7, 2001 (commencement of operations) through June 30, 2001, broker-dealers were reimbursed $1,730 by the North Carolina Portfolio. A substantial portion of these fees were paid to affiliates.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the outstanding shares of the Fund or by the Fund's Trustees, including in either case approval by a majority of the Trustees who are not parties to the Agreement, or interested persons as defined in the Act. Continuance of the Advisory Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Trust who neither were interested persons of the Trust nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 11, 2001.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of the outstanding voting securities of the Fund; it will automatically terminate in the event of assignment. The Adviser is not liable for any action or inaction with regard to its obligations under the Advisory Agreement as long as it does not exhibit willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations.

Distribution Services Agreement

         Rule 12b-1 under the Act permits an investment company to directly or indirectly pay expenses associated with the distribution of its shares in accordance with a duly adopted and approved plan. The Fund has entered into a Distribution Services Agreement (the "Agreement") which includes a plan adopted pursuant to Rule 12b-1 (the "Plan"), with Alliance Fund Distributors, Inc. (the "Distributor"), which applies to all Series of the Trust. Pursuant to the Plan, the Fund makes payments each month to AFD in an amount that will not exceed, on an annualized basis, .25 of 1% of the Fund's aggregate average daily net assets. In addition, under the Agreement the Distributor makes payments for distribution assistance and for administrative, accounting and other services from its own resources which may include the management fee paid by the Fund.

         Payments under the Agreement are used in their entirety for (i) payments to broker-dealers and other financial intermediaries, including the Distributor and Bernstein, an affiliate of the Adviser, for distribution assistance and to banks and other depository institutions for administrative and accounting services, and (ii) otherwise promoting the sale of shares of the Fund such as by paying for the preparation, printing and distribution of prospectuses and other promotional materials sent to existing and prospective shareholders and by directly or indirectly purchasing radio, television, newspaper and other advertising. In approving the Agreement, the Trustees determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders.

         During the fiscal year ended June 30, 2001, the General Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $3,519,332 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $3,931,901. Of the $7,451,233 paid by the General Portfolio and the Adviser under the Agreement, $33,404 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $15,777) and $7,417,829 for compensation to dealers (the Portfolio's pro rata share was approximately $3,503,555).

         During the fiscal year ended June 30, 2001 the New York Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $2,202,198 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $2,387,437. Of the $4,589,635 paid by the New York Portfolio and the Adviser under the Agreement, $14,999 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $7,197) and $4,574,636 for compensation to dealers (the Portfolio's pro rata share was approximately $2,195,001.

         During the fiscal year ended June 30, 2001 the California Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $1,976,433 which constituted .25 of 1% of such Portfolio's average daily net assets during the year, and the Adviser made payments from its own resources as described above aggregating $2,225,083. Of the $4,201,516 paid by the California Portfolio and the Adviser under the Agreement, $5,734 was spent on the printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $2,697) and $4,195,782 for compensation to dealers (the Portfolio's pro rata share was approximately $1,973,736).

         During the fiscal year ended June 30, 2001, the Connecticut Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $490,476 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $432,598. Of the $923,074 paid by the Connecticut Portfolio and the Adviser under the Agreement, $1,270 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $675) and $921,804 for compensation of dealers (the Portfolio's pro rata share was approximately $489,801).

         During the fiscal year ended June 30, 2001, the New Jersey Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $813,162 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $844,599. Of the $1,657,761 paid by the New Jersey Portfolio and the Adviser under the Agreement, $9,511 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $4,665) and $1,648,250 for compensation of dealers (the Portfolio's pro rata share was approximately $808,497).

         During the fiscal year ended June 30, 2001, the Virginia Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $356,610 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $413,886. Of the $770,496 paid by the Virginia Portfolio and the Adviser under the Agreement, $1,833 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $848) and $768,663 for compensation of dealers (the Portfolio's pro rata share was approximately $355,762).

         For the fiscal year ended June 30, 2001 the Florida Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $604,183 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $822,573. Of the $1,426,756 paid by the Florida Portfolio and the Adviser under the Agreement, $880 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $373) and $1,425,876 for compensation of dealers (the Portfolio's pro rata share was approximately $603,810).

         For the fiscal year ended June 30, 2001 the Massachusetts Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $298,910 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $352,948. Of the $651,858 paid by the Massachusetts Portfolio and the Adviser under the Agreement, $492 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $226) and $651,366 for compensation of dealers (the Portfolio's pro rata share was approximately $298,684).

         For the period July 31, 2000 (commencement of operations) through June 30, 2001, the Pennsylvania Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $194,629 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $223,616. Of the $418,245 paid by the Pennsylvania Portfolio and the Adviser under the Agreement, $15,617 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $7,267) and $402,628 for compensation of dealers (the Portfolio's pro rata share was approximately $187,362).

         For the period January 2, 2001 (commencement of operations) through June 30, 2001, the Ohio Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $19,219 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $14,233. Of the $33,452 paid by the Ohio Portfolio and the Adviser under the Agreement, $35 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $20) and $33,417 for compensation of dealers (the Portfolio's pro rata share was approximately $19,199).

         For the period May 7, 2001 (commencement of operations) through June 30, 2001, the North Carolina Portfolio made payments to the Adviser for expenditures under the Agreement in amounts aggregating $2,578 which constituted .25 of 1% of such Portfolio's average daily net assets during the period, and the Adviser made payments from its own resources as described above aggregating $2,052. Of the $4,630 paid by the North Carolina Portfolio and the Adviser under the Agreement, $0 was spent on printing and mailing of prospectuses for persons other than current shareholders (the Portfolio's pro rata share was approximately $0) and $4,630 for compensation of dealers (the Portfolio's pro rata share was approximately $2,578).

         The administrative and accounting services provided by broker-dealers, depository institutions and other financial institutions may include, but are not limited to, establishing and maintaining shareholder accounts, sub-accounting, processing of purchase and redemption orders, sending confirmations of transactions, forwarding financial reports and other communications to shareholders and responding to shareholder inquiries regarding the Fund. As interpreted by courts and administrative agencies, certain laws and regulations limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the administrative and accounting services described above. The Trustees will consider appropriate modifications to the Fund's operations, including discontinuance of payments under the Agreement to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services.

         The Treasurer of the Fund reports the amounts expended under the Agreement and the purposes for which such expenditures were made to the Trustees on a quarterly basis. Also, the Agreement provides that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office.

         The Agreement for the Fund became effective on July 22, 1992. The Agreement may be continued annually thereafter if approved by a majority vote of the Trustees who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or in any related agreement, cast in person at a meeting called for that purpose. Continuance of the Agreement for an additional annual term was approved by the vote, cast in person by all the Trustees of the Fund who neither were interested persons of the Fund nor had any direct or indirect financial interest in the Agreement or any related agreement, at a meeting called for that purpose on June 11, 2001.

         All material amendments to the Agreement must be approved by a vote of the Trustees, including a majority of the disinterested Trustees, cast in person at a meeting called for that purpose, and the Agreement may not be amended in order to increase materially the costs which the Fund may bear pursuant to the Agreement without the approval of a majority of the outstanding shares of the Fund. The Agreement may also be terminated at any time by a majority vote of the disinterested Trustees, or by a majority of the outstanding shares of the Fund or by the Distributor. Any agreement with a qualifying broker-dealer or other financial intermediary may be terminated without penalty on not more than 60 days' written notice by a vote of the majority of non-party Trustees, by a vote of a majority of the outstanding shares of the Fund, or by the Distributor and will terminate automatically in the event of its assignment.

         The Agreement is in compliance with rules of the National Association of Securities Dealers, Inc., which became effective July 7, 1993 and which limit the annual asset-based sales charges and service fees that a mutual fund may impose to
 .75% and .25%, respectively, of average annual net assets.

_________________________________________________________________

               PURCHASES AND REDEMPTION OF SHARES
_________________________________________________________________

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

    Accounts Not Maintained Through Financial Intermediaries

Opening Accounts-New Investments

    A. When Funds are Sent by Wire (the wire method permits immediate credit)

         1)   Telephone the Fund toll-free at (800) 824-1916.
              The Fund will ask for the name of the account as you wish it to be registered, address of the account, and taxpayer identification number (social security number for an individual). The Fund will then provide you with an account number.

         2)   Instruct your bank to wire Federal funds (minimum
              $1,000) exactly as follows:

              ABA 0110 00028
              State Street Bank and Trust Company
              Boston, MA  02101
              Alliance Municipal Trust
              DDA  9903-279-9

              Your account name as registered with the Fund
              Your account number as registered with the Fund

         3)   Mail a completed Application Form to:

              Alliance Global Investor Services, Inc.
              Attn:  Money Funds
              P.O. Box 1520
              Secaucus, New Jersey  07096-1520

    B.   When Funds are Sent by Check

         1)   Fill out an Application Form.

         2) Mail the completed Application Form along with your check or negotiable bank draft (minimum $1,000), payable to "Alliance Municipal Trust," to AGIS,, P.O. Box 786003, San Antonio, Texas 78278-6003.

Subsequent Investments

    A.   Investments by Wire (to obtain immediate credit)

         Instruct your bank to wire Federal funds (minimum $100) to State Street Bank and Trust Company ("State Street Bank") as in A(2) above.

    B.   Investments by Check

         Mail your check or negotiable bank draft (minimum $100), payable to "Alliance Municipal Trust," to AGIS, P.O. Box 786003,
San Antonio, Texas  78278-6003.

         Include with the check or draft the "next investment" stub from one of your previous monthly or interim account statements. For added identification, place your Fund account number on the check or draft.

Investments Made by Check

         Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt and, thus, is then invested in the Fund. Checks drawn on banks which are not members of the Federal Reserve System may take longer to be converted and invested. All payments must be in United States dollars.

         PROCEEDS FROM ANY SUBSEQUENT REDEMPTION BY YOU OF FUND SHARES THAT WERE PURCHASED BY CHECK OR ELECTRONIC FUNDS TRANSFER WILL NOT BE FORWARDED TO YOU UNTIL THE FUND IS REASONABLY ASSURED THAT YOUR CHECK OR ELECTRONIC FUNDS TRANSFER HAS CLEARED, UP TO FIFTEEN DAYS FOLLOWING THE PURCHASE DATE. If the redemption request during such period is in the form of a Fund check, the check will be marked "insufficient funds" and be returned unpaid to the presenting bank.

Redemptions

     A.  By Telephone

         You may withdraw any amount from your account on any Fund business day (i.e., any weekday exclusive of days on which the Exchange or State Street Bank is closed) via orders given to AGIS by telephone toll-free (800) 824-1916. Such redemption orders must include your account name as registered with the Fund and the account number.

         If your telephone redemption order is received by AGIS prior to 12:00 Noon (Eastern time), we will send the proceeds in Federal funds by wire to your designated bank account that day. The minimum amount for a wire is $1,000. If your telephone redemption order is received by AGIS after 12:00 Noon and before 4:00 p.m., we will wire the proceeds the next business day. You also may request that proceeds be sent by check to your designated bank. Redemptions are made without any charge to you.

         During periods of drastic economic or market developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iii) held in any retirement plan account. Neither the Fund nor the Adviser, nor AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

    B.   By Checkwriting

         With this service, you may write checks made payable to any payee. Checks cannot be written for more than the principal balance (not including any accrued dividends) in your account.

First, you must fill out the Signature Card which is with the Application Form. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact the Fund by telephone or mail. There is no separate charge for the checkwriting service, except that State Street Bank may impose charges for checks which are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. There may be a charge for check reorders.

         The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented to State Street Bank for payment.

    C.   By Mail

         You may withdraw any amount from your account at any time by mail. Written orders for withdrawal, accompanied by duly endorsed certificates, if issued, should be mailed to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003. Such orders must include the account name as registered with the Fund and the account number. All written orders for redemption, and accompanying certificates, if any, must be signed by all owners of the account with the signatures guaranteed by an institution which is an "eligible guarantor" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

_________________________________________________________________

                     ADDITIONAL INFORMATION
_________________________________________________________________

         Automatic Investment Program. A shareholder may purchase shares of the Fund through an automatic investment program through a bank that is a member of the National Automated Clearing House Association. Purchases can be made on a Fund business day each month designated by the shareholder. Shareholders wishing to establish an automatic investment program should write or telephone the Fund or AGIS at (800) 221-5672.

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to State Street Bank and Trust Company ("State Street Bank"). Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. For example, the Fund's Distributor accepts purchase orders from its customers up to 2:15 p.m. (Eastern time) for issuance at the 4:00 p.m. (Eastern time) transaction time and price. A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

         Orders for the purchase of Fund shares become effective at the next transaction time after Federal funds or bank wire monies become available to State Street Bank for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received at State Street Bank by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value.
To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, share certificates, for which no charge is made, are not issued except upon the written request of a shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal; namely, the telephone, telegraph, checkwriting or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Arrangements for Telephone Redemptions. If you wish to use the telephone redemption procedure, indicate this on your Application Form and designate a bank and account number to receive the proceeds of your withdrawals. If you decide later that you wish to use this procedure, or to change instructions already given, send a written notice to AGIS, P.O. Box 786003, San Antonio, Texas 78278-6003, with your signature guaranteed by an institution which is an eligible guarantor. For joint accounts, all owners must sign and have their signatures guaranteed.

         Retirement Plans. The Fund's objectives of safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives may make it a suitable investment vehicle for part or all of the assets held in various tax-deferred retirement plans. The Fund has available forms of individual retirement account (IRA), simplified employee pension plans (SEP), 403(b)(7) plans and employer-sponsored retirement plans (Keogh or HR10 Plan). Certain services described in this prospectus may not be available to retirement accounts and plans. Persons desiring information concerning these plans should write or telephone the Fund or AGIS at
(800) 221-5672.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of The Equitable Life Assurance Society of the United States, is the custodian under these plans. The custodian charges a nominal account establishment fee and a nominal annual maintenance fee. A portion of such fees is remitted to AGIS to compensate that organization for services rendered to retirement plan accounts maintained with the Fund.

         Periodic Distribution Plans. Without affecting your right to use any of the methods of redemption described above, by checking the appropriate boxes on the Application Form, you may elect to participate additionally in the following plans without any separate charge. Under the Income Distribution Plan you receive monthly payments of all the income earned in your Fund account, with payments forwarded by check or electronically via the Automated Clearing House ("ACH") network shortly after the close of the month. Under the Systematic Withdrawal Plan, you may request payments by check or electronically via the ACH network in any specified amount of $50 or more each month or in any intermittent pattern of months. If desired, you can order, via a signature-guaranteed letter to the Fund, such periodic payments to be sent to another person. Shareholders wishing either of the above plans electronically through the ACH network should write or telephone the Fund or AGIS at (800) 221-5672.

         The Fund has the right to close out an account if it has a zero balance on December 31 and no account activity for the first six months of the subsequent year. Therefore, unless this has occurred, a shareholder with a zero balance, when reinvesting, should continue to use his account number. Otherwise, the account should be re-opened pursuant to procedures described above or through instructions given to a financial intermediary.

         A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading. The Exchange is generally closed on national holidays and on Martin Luther King, Jr. Day and Good Friday; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday in Massachusetts, neither purchases nor wired redemptions can become effective because Federal funds cannot be received or sent by State Street Bank. On such days, therefore, the Fund can only accept redemption orders for which shareholders desire remittance by check. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his or her cost, depending on the market value of the securities held by the Fund at such time and the income earned.

_________________________________________________________________

       DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
_________________________________________________________________

         All net income of each Portfolio is determined after the close of each business day, currently 4:00 p.m. Eastern time (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record of that Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         A Portfolio's net income consists of all accrued interest income on Portfolio assets less expenses allocable to that Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses are reflected in a Portfolio's net asset value and are not included in net income. Net asset value per share of each Portfolio is expected to remain constant at $1.00 since all net income of each Portfolio is declared as a dividend each time net income is determined and net realized gains and losses are expected to be relatively small.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         Pursuant to Rule 2a-7 the Fund currently treats a municipal security which has a variable or floating rate of interest as having a maturity equal to the period prescribed by such rule. The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of each Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees to the extent required by Rule 2a-7 under the Act at such intervals as they deem appropriate to determine whether and to what extent the net asset value of each Portfolio calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The net asset value of the shares of each Portfolio is determined each business day (and on such other days as the Trustees deem necessary) at 12:00 Noon and 4:00 p.m. Eastern time. The net asset value per share of a Portfolio is calculated by taking the sum of the value of that Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.

_________________________________________________________________

                              TAXES
_________________________________________________________________

Federal Income Tax Considerations

         Each of the Fund's Portfolios has qualified for each fiscal year to date and intends to qualify in each future year to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since each Portfolio of the Fund distributes all of its net income and capital gains, each Portfolio should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, distributions to shareholders out of tax-exempt interest income earned by each Portfolio of the Fund generally are not subject to

Federal income tax. See, however, "Investment Objectives and Policies-Alternative Minimum Tax" above.

         Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since each Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Long-term capital gains, if any, distributed by a Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Distributions of short and long-term capital gains, if any, are normally made once each year near calendar year-end, although such distributions may be made more frequently if necessary in order to maintain a Portfolio's net asset value at $1.00 per share.

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Portfolio of the Fund is not deductible for Federal income tax purposes. Under rules of the Internal Revenue Service for determining when borrowed funds are used for purchasing or carrying particular assets, shares may be considered to have been purchased or carried with borrowed funds even though those funds are not directly linked to the shares. Further, persons who are "substantial users" (or related persons) of facilities financed by private activity bonds (within the meaning of Section 147(a) of the Code) should consult their tax advisers before purchasing shares of any Portfolio.

         Substantially all of the dividends paid by each Portfolio are anticipated to be exempt from Federal income taxes. Shortly after the close of each calendar year, a notice is sent to each shareholder advising him of the total dividends paid into his account for the year and the portion of such total that is exempt from Federal income taxes. This portion is determined by the ratio of the tax-exempt income to total income for the entire year and, thus, is an annual average rather than a day-by-day determination for each shareholder.

         For each Portfolio, except the New York and Connecticut
Portfolios, distributions out of income earned from U.S.
Government securities will be exempt from state personal income or other state taxes described below.

State Income Tax Considerations

General Portfolio. Shareholders of the General Portfolio may be subject to state and local taxes on distributions from the General Portfolio, including distributions which are exempt from Federal income taxes. Each investor should consult his own tax adviser to determine the tax status of distributions from the General Portfolio in his particular state and locality.

New York Portfolio. Shareholders of the New York Portfolio who are individual residents of New York are not subject to the New York State or New York City personal income taxes on distributions from the New York Portfolio which are designated as derived from municipal securities issued by the State of New York or its political subdivisions or securities otherwise exempt from New York state income tax. Distributions from the New York Portfolio are, however, subject to the New York Corporate Franchise Tax payable by corporate shareholders.

California Portfolio. Shareholders of the California Portfolio who are individual residents of California are not subject to the California personal income tax on distributions from the California Portfolio which are designated as derived from municipal securities issued by the State of California or its political subdivisions or securities otherwise exempt from California state income tax. Distributions from the California Portfolio are, however, subject to the California Corporate Franchise Tax payable by corporate shareholders.

Connecticut Portfolio. Shareholders of the Connecticut Portfolio who are individual residents of Connecticut are not subject to Connecticut personal income taxes on distributions from the Connecticut Portfolio which are designated as derived from municipal securities issued by the State of Connecticut or its political subdivisions or securities otherwise exempt from Connecticut state income tax. Distributions from the Connecticut Portfolio are, however, subject to the Connecticut Corporation Business Tax payable by corporate shareholders.

New Jersey Portfolio. Shareholders of the Portfolio who are individual residents of New Jersey are not subject to the New Jersey personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the State of New Jersey or its political subdivisions or securities otherwise exempt from New Jersey state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands. Distributions from the Portfolio are, however, subject to the New Jersey Corporation Business (Franchise) Tax and the New Jersey Corporation Income Tax payable by corporate shareholders.

Virginia Portfolio. Shareholders of the Virginia Portfolio who are individual residents of Virginia are not subject to the Virginia personal income tax on distributions from the Portfolio which are designated as derived from municipal securities issued by the Commonwealth of Virginia or its political subdivisions or securities otherwise exempt from Virginia state income tax, such as obligations issued by the governments of Guam, Puerto Rico and the Virgin Islands.

Florida Portfolio. Dividends paid by the Portfolio to individual Florida shareholders will not be subject to Florida income tax, which is imposed only on corporations. However, Florida currently imposes an "intangible tax" at the rate of $1.00 per $1,000 taxable value of certain securities, such as shares of the Portfolio, and other intangible assets owned by Florida residents. U.S. Government Securities and Florida municipal securities are exempt from this intangible tax. It is anticipated that the Portfolio's shares will qualify for exemption from the Florida intangible tax. In order to so qualify, the Portfolio must, among other things, have its entire portfolio invested in U.S. Government Securities and Florida municipal securities on December 31 of any year. Exempt-interest dividends paid by the Portfolio to corporate shareholders will be subject to Florida corporate income tax.

Massachusetts Portfolio. Individual and other noncorporate shareholders of the Portfolio will not be subject to Massachusetts personal income tax on distributions by the Portfolio to the extent such distributions are derived from interest on Massachusetts obligations or securities otherwise exempt from Massachusetts state income tax, such as bonds issued by the governments of Puerto Rico and Guam. Further, such shareholders will not be subject to Massachusetts personal income tax on long-term capital gains distributions made by the Portfolio to the extent such distributions are derived from gains on Massachusetts municipal obligations which were issued under specific legislation exempting gain on such obligations from Massachusetts personal income taxation. Distributions by the Portfolio will not be excluded from the net income of corporations and shares of the Portfolio will not be excluded from the net worth of intangible property corporations in determining the Massachusetts excise tax on corporations. Shares of the Portfolio will not be subject to Massachusetts local property taxes.

Pennsylvania Portfolio. Substantially all of the dividends paid by the Portfolio will be exempt from Pennsylvania personal and fiduciary income taxes, the Philadelphia School District investment net income tax and the Pennsylvania corporate net income tax. Dividends will be exempt from such taxes to the extent attributable to interest received from the Portfolio's investments in Pennsylvania municipal securities and obligations issued by the governments of Puerto Rico, Guam and the Virgin Islands. Distributions of capital gain from the Portfolio are subject to Pennsylvania individual, fiduciary and corporate income taxes, but are not taxable for purposes of the Philadelphia School District income tax. Portfolio shares are included for purposes of determining a corporation's capital stock value subject to the Pennsylvania capital stock/franchise tax.

Ohio Portfolio. Substantially all of the distributions of income and capital gains paid by the Portfolio will be exempt from the Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes, and that such distributions will not be includable in the net income tax base of the Ohio franchise tax. Distributions will be so exempt to the extent that they are derived from Ohio municipal securities and obligations of the territories and possessions of the United States, provided that at all times at least 50% of the value of the total assets of the Portfolio consists of Ohio municipal securities or similar obligations of other states or their subdivisions. Shares of the Portfolio will be included in a corporation's tax base for purposes of computing the Ohio corporate franchise tax on a net worth basis.

North Carolina Portfolio. Shareholders of the North Carolina Portfolio who are individual shareholders resident in North Carolina and shareholders that are trusts or estates will not be subject to North Carolina income tax on distributions received from the Portfolio to the extent such distributions are exempt from federal income tax and attributable to interest on obligations of North Carolina or its political subdivisions; nonprofit educational institutions organized or chartered under the laws of North Carolina; Guam, Puerto Rico or the Virgin Islands including the governments thereof or their agencies, instrumentalities and authorities. These North Carolina income tax exemptions will be available only if the Portfolio complies with the requirement of the Code that at least 50% of the value of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt from federal income tax under Section 103(a) of the Code. Other distributions from the Portfolio (except distributions of capital gains attributable to the sale by the Portfolio of an obligation the profit from which is exempt by a North Carolina statute) will generally not be exempt from North Carolina income tax. Shares of the Portfolio will not be subject to an intangibles tax in North Carolina.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

         Portfolio Transactions. Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended June 30, 1999, 2000 and 2001, the Fund paid no brokerage commissions.

         Capitalization. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class would be governed by the Investment Company Act of 1940 and the law of the Commonwealth of Massachusetts. Shares of each Portfolio are normally entitled to one vote for all purposes. Generally, shares of all Portfolios vote as a single series for the election of Trustees and on any other matter affecting all Portfolios in substantially the same manner. As to matters affecting each Portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each Portfolio vote as separate classes.

         At October 5, 2001, there were 3,960,910,296 shares of beneficial interest of the Fund outstanding. Of this amount 1,400,930,790 were for the General Portfolio; 864,638,094 were for the New York Portfolio; 548,374,242 were for the California Portfolio; 191,009,120 were for the Connecticut Portfolio; 343,087,538 were for the New Jersey Portfolio; 150,074,841 were for the Virginia Portfolio; 212,704,911 were for the Florida Portfolio; 137,393,386 were for the Massachusetts Portfolio, 89,004,191 were for the Pennsylvania Portfolio, 16,156,279 were for the Ohio Portfolio and 7,536,904 were for the North Carolina Portfolio. To the knowledge of the Fund the following persons owned of record and beneficially, 5% or more of the outstanding shares of the Portfolio as of October 5, 2001.

                                        No. of        % of
                                        Shares        Class

General Portfolio

Pershing As Agent                      844,882,127    60.36%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Janney Montgomery Scott                 93,874,527     6.71%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628

New York Portfolio

U.S. Clearing Corp/Omnibus Acct         81,260,668     9.40%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                      469,532,900    54.34%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Morgan Stanley Dean Witter Online       63,249,473     7.32%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10200 S
Sandy, UT  84070-4267

California Portfolio

Robertson Stephens & Co.                70,741,540    12.46%
Attn:  Money Fund Desk
555 California Street #2600
San Francisco, CA 94104-1502

Crowell Weedon and Co.                  43,698,206     7.69%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
One Wilshire Boulevard
624 S Grand Avenue
Los Angeles, CA 90017-3335

Morgan Stanley Dean Witter Online       60,472,102    10.65%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10200 S
Sandy, UT  84070-4267

U.S. Clearing Corp/Omnibus Acct         48,971,227     8.62%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                      290,920,946    51.22%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Connecticut Portfolio

Morgan Stanley Dean Witter Online       12,315,522     6.45%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10200 S
Sandy, UT  84070-4267

U.S. Clearing Corp/Omnibus Acct         26,312,314    14.83%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                       90,598,781    47.46%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

New Jersey Portfolio

U.S. Clearing Corp/Omnibus Acct         21,868,794     6.38%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                      244,961,587    71.44%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Janney Montgomery Scott                 25,487,660     7.43%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA  19103-1628

Virginia Portfolio

Davenport & Co of Virginia Inc.         98,149,145    65.45%
As Agent Omnibus A/C for Exclusive
Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057

U.S. Clearing Corp/Omnibus Acct.         8,131,663     5.42%
FBO Customers
26 Broadway, 12th Floor
New York, NY 10004-1798

Pershing As Agent                       30,958,481    20.64%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Florida Portfolio

Janney Montgomery Scott                 13,734,313     5.91%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Morgan Stanley Dean Witter Online       15,509,176     6.67%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
280 W 10020 S

Sandy, UT 84070-4267

U.S. Clearing Corp/Omnibus Acct         72,490,036    31.17%
FBO Customers
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                       95,143,520    40.92%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Massachusetts Portfolio

U.S. Clearing Corp/Omnibus Acct         54,503,864    39.70%
FBO Customer
26 Broadway 12th Floor
New York, NY  10004-1798

Pershing As Agent                       46,940,330    34.19%
Omnibus Account
For Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Robertson Stephens & Co.                16,433,982    11.97%
Attn:  Money Fund Desk
555 California Street #2600
San Francisco, CA  94104

Pennsylvania Portfolio

Janney Montgomery Scott                 82,878,685    93.19%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
1801 Market Street
Philadelphia, PA 19103-1628

Pershing As Agent                        5,059,577     5.69%
Omnibus Account For
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

Ohio Portfolio

Butler Wick & Co. Inc.                  11,803,723    73.09%
As Agent Omnibus A/C For
Exclusive Benefit of Customers
700 City Centre One Bldg.

Youngstown, OH  44503

Pershing As Agent                        4,318,994    26.74%
Omnibus Account For
Exclusive Benefit of Customers
1 Pershing Plaza
Jersey City, NJ  07399-0002

North Carolina Portfolio

Davenport & Co. LLC                      7,259,402    96.39%
As Agent Omnibus A/C for
Exclusive Benefit of Customers
One James Center
901 E. Cary Street
Richmond, VA  23219-4057


         Shareholder Liability. Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of the Adviser, such risk is not material.

         Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New
York, counsel for the Fund and the Adviser.

         Accountants. The Fund's independent accountants are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York  10036.

         Yield Quotations. Advertisements containing yield quotations for one or more Portfolios for the Fund may from time to time be sent to investors or placed in newspapers, magazines or other media on behalf of the Fund. These advertisements may quote performance rankings, ratings or data from independent organizations or financial publications such as Lipper Analytical Services, Inc., Morningstar, Inc., IBC's Money Fund Report, IBC's Money Market Insight or Bank Rate Monitor or compare the Fund's performance to bank money market deposit accounts, certificates of deposit or various indices. Such yield quotations are calculated in accordance with the standardized method referred to in Rule 482 under the Securities Act of 1933.

         Yield quotations for a Portfolio are thus determined by
(i) computing the net change over a seven-day period, exclusive of the capital changes, in the value of a hypothetical pre-existing account having a balance of one share of such Portfolio at the beginning of such period, (ii) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and
(iii) multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent. A Portfolio's effective annual yield represents a compounding of the annualized yield according to the formula:

     effective yield = [(base period return + 1) 365/7] - 1.

         Reports. You will receive semi-annual and annual reports of the Fund as well as a monthly summary of your account.
You can arrange for a copy of each of your account statements to be sent to other parties.

         Additional Information. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

_______________________________________________________________

   FINANCIAL STATEMENTS AND REPORTS OF INDEPENDENT ACCOUNTANTS
______________________________________________________________

         The financial statements and the reports of PricewaterhouseCoopers LLP of Alliance Municipal Trust are incorporated herein by reference to its annual report filings made with the SEC pursuant to Section 30(b) of the Act and Rule 30b2-1 thereunder. The annual reports are dated June 30, 2001 and were filed on September 6, 2001. They are available without charge upon request by calling AGIS at (800) 227-4618. The Fund's financial statements include the financial statements of each of the Fund's Portfolios.

_________________________________________________________________

                           APPENDIX A
               DESCRIPTION OF MUNICIPAL SECURITIES
_________________________________________________________________

         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing
Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National
Mortgage Association or the Government National Mortgage
Association.

         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.




                               A-1





         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:

         1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         2. Revenue Bonds generally are secured by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         3. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.










                               A-2





_________________________________________________________________

                           APPENDIX B
                DESCRIPTION OF SECURITIES RATING
_________________________________________________________________

Municipal and Corporate Bonds and Municipal Loans

         The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

         The two highest ratings of Standard & Poor's Corporation ("Standard & Poor's") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

         Standard & Poor's highest rating for short-term municipal loans is SP-1. Standard & Poor's states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation.



                               B-1





Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities and Commercial Paper

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and "A-1+" and "A-1" are the two highest ratings for commercial paper assigned by Standard & Poor's (Standard & Poor's does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime", while Standard & Poor's uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available.
While protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.























                               B-2
00250185.AS2